                                                                   Exhibit 10.44


                                 LEASE BETWEEN

                  BISHOP/CLARK ASSOCIATES LIMITED PARTNERSHIP

                                      AND

                   BISHOP 108 ASSOCIATES LIMITED PARTNERSHIP

                         (collectively, the "Landlord")

                                      and

                             LIFELINE SYSTEMS, INC.

                                   as Tenant

                                 TABLE OF CONTENTS
                                 -----------------


ARTICLE 1 - REFERENCE, DEFINITIONS AND EXHIBITS................................................................        1
            -----------------------------------
     1.1    Definitions........................................................................................        1
            -----------
     1.2    Effect of Reference to Definitions.................................................................        4
            ----------------------------------
     1.3    Exhibits...........................................................................................        4
            --------

ARTICLE 2 - LEASED PREMISES, TERM AND COMMENCEMENT OF TERM.....................................................        4
            ----------------------------------------------
     2.1A   Landlord...........................................................................................        4
            --------
      2.1   Leased Premises....................................................................................        4
            ---------------
      2.2   Term ..............................................................................................        5
            ----

ARTICLE 3 - RENT, ITS DETERMINATION, COMMENCEMENT AND
            -----------------------------------------
                   METHOD OF PAYMENT...........................................................................        5
                   -----------------
     3.1    Rent...............................................................................................        5
            ----
     3.2    Base Rent..........................................................................................        5
            ---------
     3.2A   TIF Agreement; Reduction in Base Rent .............................................................        6
            -------------------------------------
     3.3    Additional Rent....................................................................................        6
            ---------------
     3.4    Payment of Estimated Operating Expenses............................................................        7
            ---------------------------------------
     3.5    Lease to be Deemed Net.............................................................................        8
            ----------------------
     3.6    Tenant's Right to Seek Abatement...................................................................        8
            --------------------------------
     3.7    Landlord's Right to Seek Abatement.................................................................        9
            ----------------------------------
     3.8    Abatements Generally...............................................................................        9
            --------------------
     3.9    Tax Credits and Deductions for Tenant Work ........................................................        9
            ------------------------------------------
     3.10   Prepaid Rent and Security Deposit..................................................................        9
            ---------------------------------

ARTICLE 4 - UTILITIES AND SERVICES.............................................................................       10
            ----------------------

ARTICLE 5 - INSURANCE..........................................................................................       10
            ---------
     5.1    Required Coverage..................................................................................       10
            -----------------
     5.2    Writing and Disposition of Insurance Policies......................................................       10
            --------------------------------------------
     5.3    Mutual Waiver of Subrogation.......................................................................       11
            ----------------------------
      5.4    Blanket Policies .................................................................................       11
            -----------------
      5.5    Landlord's Insurance Covenants....................................................................       11
            -------------------------------

ARTICLE 6 - TENANT'S ADDITIONAL COVENANTS......................................................................       12

     6.1    Performing Obligations.............................................................................       12
            ----------------------
     67.2   Use.................................................................................................       12
            ---
     6.3    Maintenance and Repair..............................................................................       12
            -----------------------
     6.4    Compliance with Laws...............................................................................       13
            --------------------

     6.5    Payment for Tenant's Work..........................................................................       13
            ------------------------
     6.6    Indemnity..........................................................................................       13
            ---------
     67.7   Personal Property at Tenant's Risk..................................................................      14
            ----------------------------------
     6.8    Payment of Landlord's Cost of Enforcement...........................................................      14
            -----------------------------------------
     6.9    Yield Up...........................................................................................       14
            --------
     6.10   Subordination......................................................................................       14
            ------------
     6.11   Estoppel Certificates..............................................................................       15
            ---------------------
     6.12   Nuisance...........................................................................................       15
            --------
     6.13   Changes and Alterations............................................................................       15
            -----------------------

 ARTICLE 6A LANDLORD'S ADDITIONAL COVENANTS ...................................................................       16
 -------------------------------------------

     6A.1   Landlord's Maintenance, Repair and Replacement Obligations ........................................       16
            ----------------------------------------------------------
     6A.2   Landlord's Obligations Regarding Compliance with Laws .............................................       17
            -----------------------------------------------------
     6A.3   Payment of Tenant's Costs of Enforcement ..........................................................       18
            ----------------------------------------

ARTICLE 7 - QUIET ENJOYMENT....................................................................................       18
            ---------------

ARTICLE 8 - DAMAGE AND EMINENT DOMAIN..........................................................................       18

     8.1    Fire and Other Casualty............................................................................       18
            -----------------------
     8.2    Eminent Domain.....................................................................................       19
            --------------

ARTICLE 9 - DEFAULTS BY TENANT AND REMEDIES....................................................................       20

     9.1    The Condition......................................................................................       20
            -------------
     9.2    Reimbursement of Landlord's Expenses...............................................................       21
            ------------------------------------
     9.3    Damages............................................................................................       22
            -------
     9.4    Mitigation.........................................................................................       22
            ----------
     9.5    Claims in Bankruptcy...............................................................................       22
            --------------------
     9.6    Late Charge........................................................................................       22
            -----------
     9.7    Landlord's Right to Cure Defaults..................................................................       23
            ---------------------------------
     9.8    Effect of Waivers of Default.......................................................................       23
            ----------------------------

ARTICLE 10 - ASSIGNMENT AND SUBLETTING.........................................................................       23
                         -------------------------

ARTICLE 11 - NOTICES...........................................................................................       24
             -------
ARTICLE 12 - NOTICE OF LEASE...................................................................................       26
             ---------------
ARTICLE 13 - APPLICABLE LAW, SEVERABILITY, CONSTRUCTION........................................................       26
             ------------------------------------------
ARTICLE 14 - SUCCESSORS AND ASSIGNS, ETC.......................................................................       26
             ----------------------------
ARTICLE 15 - LANDLORD'S ACCESS.................................................................................       27
             -----------------

ARTICLE 16 - BASE BUILDING IMPROVEMENTS AND TENANT WORK                                                               27
      16.1     Definitions                                                                                            27
               -----------
      16.2     "As of Right Work" and "As of Right Uses"                                                              28
               ----------------------------------------
      16.3     Landlord's Obligations to Perform the Work; Guaranty of Work                                           29
               ------------------------------------------------------------
      16.4     Architect, Plans and Specifications                                                                    30
               -----------------------------------
      16.5     Selection of the Contractor                                                                            30
               ---------------------------
      16.6     Payment of Costs                                                                                       31
               ----------------
      16.7     Tenant's Self-Funding Option                                                                           31
               ----------------------------
      16.8     Substantial Completion                                                                                 32
               ----------------------
      16.9     Performance Dates; Remedies                                                                            32
               ---------------------------
      16.10    Guaranty                                                                                               35
               ---------
      16.11    Other Terms                                                                                            36
               -----------

ARTICLE 17 - WARRANTY REGARDING BROKER ............................................................................. 36
             -------------------------

ARTICLE 18 - HAZARDOUS MATERIALS.................................................................................... 36
             -------------------

ARTICLE 19 - FIRST EXTENSION TERM                                                                    38
            --------------------

ARTICLE 20 - SECOND EXTENSION TERM                                                                   40
             ---------------------

ARTICLE 21 - RIGHT OF FIRST OFFER................................................................... 42
             --------------

SIGNATURE PAGES......................................................................................................44-45
SCHEDULE OF EXHIBITS:
--------------------

EXHIBIT A - DESCRIPTION OF THE LAND

EXHIBIT B - PLAN OF THE LEASED PREMISES

EXHIBIT C - DESCRIPTION OF WORK

EXHIBIT D -  LIST OF ENVIRONMENTAL SITE ASSESSMENT REPORTS REFERRED TO IN
             ARTICLE 18

EXHIBIT E - GZA SCOPE OF WORK FOR ASBESTOS REMEDIATION

               ARTICLE 1 - REFERENCE, DEFINITIONS AND EXHIBITS
                           -----------------------------------

1.1  Definitions
     -----------

Term
Commencement Date:      Upon the later to occur of: (a) September 1, 1998; and
                        (b) the earlier to occur of (i) "Substantial Completion"
                        (as that term is defined in Article 16 below ), and (ii)
                                                    ----------
                        the date the Tenant takes occupancy of the Leased
                        Premises for the purpose of conducting its business.



Landlord:               Collectively, Bishop/Clark Associates Limited
                        Partnership, a Massachusetts limited partnership, and Bishop 108 Associates Limited Partnership


Original Address
of Landlord:            c/o Levco, Inc.
                        Rosemary Office Center
                        145 Rosemary Street
                        Suite E
                        Needham, MA 02194



Tenant:                 Lifeline Systems, Inc., a Massachusetts corporation


Original Address
of Tenant:              640 Memorial Drive

                        Cambridge, MA 02139
                        Attention: Dennis M. Hurley, Chief Financial Officer


Broker:                 Davis & diMarco (the "Landlord's Broker").
                        Fallon Hines & O'Connor ( the "Tenant's Broker")


Original Lease Term:    Ten (10) Lease Years commencing on the Term Commencement
                        Date and ending on the last day of the tenth Lease Year.

Options to Extend
Original Lease Term:    Two (2) options to extend the Original Lease Term for
                        five (5) Lease Years each as more particularly set forth
                        in Articles 19 and 20 below.
                           ------------------

Lease Term:             The Original Lease Term as the same may have been
                        extended or earlier terminated in accordance with the terms and conditions of this Lease.


Building:               The building containing approximately 84,420 square feet
                        of rentable floor space and known as 108 Clark Street,
                        Framingham, Massachusetts, all as more particularly
                        shown on the plan attached hereto as Exhibit B. Any
                                                             ---------
                        reference in this Lease to the "land" or "Site" shall,
                        to the extent possible, mean the land on which the
                        Building is situated (including, without limitation, the
                        driveways, parking areas, landscaping and the other
                        improvements situated thereon) located in Framingham,
                        Massachusetts, and more particularly described on
                        Exhibit A attached hereto.
                        ---------

Leased Premises:        The Building.


Property:               The Building and the Site.

Parking and
Site Amenities:         Tenant shall have the exclusive use of the Site
                        including, without limitation, all driveways, parking areas and other amenities, if any, located on the Site
                        (subject to reasonable rules and regulations which may be promulgated by Landlord from time to time). Landlord, as part of the Base Building Improvements, shall resurface the parking area with asphalt and stripe the parking area with the dimensions of the parking spaces and adjacent aisles being in accordance with the applicable sections of the Zoning Bylaws of the Town of Framingham, Massachusetts.

Permitted Uses:         Use only for general office, light assembly, warehouse,
                        distribution, research and development, call monitoring center and purposes and uses customarily accessory thereto (including, without limitation, cafeteria and exercise rooms for Tenant's employees) and for no other purpose, subject, in all cases, to applicable legal requirements.

Lease Year:             As used in this Lease, the term "Lease Year" shall have
                        the following meaning: (i) the first Lease Year shall commence on the Term Commencement Date and shall include any partial calendar month at the beginning of the Original Lease Term and the succeeding twelve (12) month period; and (ii) after the first Lease Year, a Lease
                        Year shall be each successive 12-month period included in the Lease Term and, if the expiration of the Lease
                        Term or the earlier termination of this Lease does not coincide with the termination of such a 12-month period, Lease Year shall mean the portion of such 12-month period before such expiration or termination.

Impositions:            All taxes including real estate taxes (which term shall
                        include payments in lieu of real estate taxes),
                        assessments (which shall be paid over the maximum period
                        of time permitted by law), water and sewer rents, rates
                        and charges, levies, and other governmental charges,
                        general and special, ordinary and extraordinary,
                        foreseen and unforeseen, of any kind and nature
                        whatsoever, which at any time during the Lease Term may
                        be assessed, levied, confirmed, imposed upon, or may
                        become due and payable out of or in respect of, or
                        become a lien upon, the Property (including all
                        improvements thereto), other than: (i) municipal, state
                                               ----------
                        and federal income taxes (if any) assessed against
                        Landlord; or (ii) municipal, state or federal capital
                        levy, gift, estate, succession, inheritance or transfer
                        taxes of Landlord; or (iii) corporation excess profits
                        or franchise taxes imposed upon any corporate owner of
                        the Property; or (iv) any income, profits or revenue
                        tax, assessment or charge imposed upon the Rent payable
                        by Tenant under this Lease, provided, however, that if
                                                    --------  -------
                        at any time during the Lease Term the methods of taxation prevailing at the commencement of the Lease
                        Term shall be altered so that, in lieu of or as a substitute for the whole or any part of the taxes, assessments, levies or charges now levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed and imposed a tax, assessment, levy, imposition or charge, wholly or partially as a capital levy or otherwise, on the rents received therefrom, or measured by or based in whole or in part upon the Leased Premises and the Site and imposed upon Landlord, then all such taxes, assessments, levies, impositions or charges or the part thereof so measured or based, shall be deemed to be included within the term "Impositions" for the purposes hereof. In addition to the foregoing, the term "Impositions" shall include any new tax of a nature not presently in effect, but which may be hereafter levied, assessed, or imposed upon Landlord or all or any portion of the Property, if such tax shall be based on or arise out of the ownership, use or occupation of all or any portion of the Property.


Tenant's
Proportionate
Share:                  100%

Operating
Expenses:               The term "Operating Expenses" shall mean the aggregate
                        expenses reasonably incurred by Landlord for the following: utilities consumed by the Property
                        (including, without limitation, full costs for heating the Building) to the extent the same are not being paid for directly by Tenant;

                        all insurance obtained by Landlord relating to or
                        otherwise in connection with its ownership or the
                        operation, rental, or management of the Property (the
                        foregoing to include, without limitation, the insurance
                        which the Landlord is required to maintain pursuant to
                        Section 5.5 of the Lease, any rent loss
                        -----------
                        insurance (for a period not to exceed twenty-four
                        months), and any insurance required by Landlord's
                        Mortgagee (provided the same is customarily required by
                        mortgage lenders making loans on comparable properties
                        but the foregoing shall not include environmental
                        insurance); and all expenses incurred by Landlord in
                        connection with the performance of Landlord's
                        obligations set forth in Article 6A below but only to
                        the extent provided in said Article 6A.
                                                    ----------
Landlord's
Mortgagee:              Any party holding a mortgage on the Property, including
                        the Leased Premises, given as security for indebtedness owed by the Landlord to the holder of the mortgage of whom Tenant is given notice in writing.


1.2  Effect of Reference to Definitions. Any reference in this Lease to any of
     ----------------------------------
the terms defined above shall be deemed, to the extent possible, to mean and include all aspects of the definition set forth above for such term.

1.3  Exhibits. The exhibits listed in this Section and attached to this Lease
     --------
are incorporated by reference and are a part of this Lease.

         Exhibit A:  Description of Land

         Exhibit B:  Description of Leased Premises

         Exhibit C:  Description of the Work

         Exhibit D:  List of Environmental Site Assessment Reports referred to in Article 18

         Exhibit E:  GZA Scope of Work for Asbestos Remediation

     ARTICLE 2 - LEASED PREMISES, TERM AND COMMENCEMENT OF TERM
                 -----------------------------------------------

2.1A Landlord. The obligations of Bishop/Clark Associates Limited Partnership
     --------
and Bishop 108 Associates Limited Partnership as Landlord under this Lease are joint and several and neither entity's performance as Landlord under this Lease shall be excused for the failure of the other entity to perform its obligations as Landlord under the Lease.

2.1  Leased Premises. Landlord hereby leases to Tenant, subject to and with the
     ---------------
benefit of
the terms, covenants, conditions and provisions of this Lease, the Leased Premises, together with the right to use the Site as set forth in Section 1.1
                                                                  -----------
above and all easements, rights or privileges necessary in connection with the use of the Leased Premises for the Permitted Uses.

2.2  Term.  TO HAVE AND TO HOLD the Leased Premises for the Original Lease Term
     ----
commencing on the Term Commencement Date, subject to the terms, covenants, agreements and conditions contained in this Lease.



     ARTICLE 3 -  RENT, ITS DETERMINATION, COMMENCEMENT AND METHOD OF PAYMENT
                  -----------------------------------------------------------

3.1  Rent. Tenant covenants and agrees to pay, during the Lease Term, to Bishop
     ----
108 Associates Limited Partnership as agent for both entities comprising the Landlord, or to such other person as Bishop 108 Associates Limited Partnership by written notice instructs Tenant to make such payments for Landlord's benefit and account, without demand (except as otherwise herein specifically provided), at the Original Address of Landlord or at such other place as Landlord may by written notice to Tenant direct, commencing with the Term Commencement Date (except to the extent any of the initial rent installments have been paid prior to the Term Commencement Date, in which case Tenant will receive appropriate credits for such payments), Base Rent and Additional Rent (collectively, "Rent") payable as set forth below.

3.2  Base Rent.
     ---------

     3.2.1 Base Rent   Tenant shall pay Base Rent as follows (subject to
           ---------
Tenant's option to reduce the amount of Base Rent by self-funding the Tenant's Allowance as set forth in Article 16 below):
                          ----------


         (a)  Lease Years 1-5:  For the period commencing on the Term
              ---------------
              Commencement Date and continuing through and including the last day of the fifth (5th) Lease Year, the Base Rent shall be at the annual rate of Seven Hundred Seventy-One Thousand Seven Hundred Eighty Dollars ($771,780.00) and shall be payable in equal monthly installments, in advance, each in the amount of Sixty -Four Thousand Three Hundred Fifteen Dollars ($64,315.00). Said annual rate of Base Rent was calculated by multiplying Nine Dollars ($9.00) by the number of square feet of rentable space in the Leased Premises (which the parties irrevocable agree is 84,420 square feet of rentable floor space) and adding Twelve Thousand Dollars ($12,000); and


       (b)  Lease Years 6-10:  For the remainder of the Original Lease Term, the
            ----------------
            Base Rent shall be at the annual rate of Eight Hundred Fifty-Six Thousand Two Hundred Dollars ($856,200.00) and shall be payable in equal monthly installments, in advance, each in the amount of Seventy-One Thousand Three Hundred Fifty and 00/100 Dollars ($71,350.00). Said annual rate of Base Rent was calculated by multiplying Ten Dollars ($10.00) by the number of rentable square feet in the Leased Premises (which the parties irrevocable agree is 84,420 square feet of rentable floor space) and adding Twelve Thousand Dollars ($12,000.00).


    The Base Rent shall be paid in advance on the first day of each full calendar month of the Lease Term, and pro rata, in advance, for any portion of a calendar month included at the beginning or end of the Lease Term with 1/30 of a monthly payment being due for each day of a partial month, payable on the first day of such partial month.

3.2A TIF Agreement; Reduction in Base Rent.  Tenant shall have the right to
     -------------------------------------
seek, at the Tenant's expense, a "TIF" agreement with the Town of Framingham (the "Town") to reduce the real estate taxes assessed against the Property. Landlord shall cooperate with Tenant in Tenant's efforts to obtain such a TIF Agreement provided that Landlord shall not be subjected to any liability for the payment of any costs or expenses in connection therewith, and Tenant shall indemnify and save harmless Landlord from any such costs and expenses. If, pursuant to a TIF agreement entered into by the Town and the Tenant, the Town reduces the real estate taxes the Town bills against the Property so that such taxes are less than the Base Amount which the Town would have otherwise billed to the Landlord, then the Landlord shall give the Tenant a credit towards the payment of Base Rent which is equal to the amount of such reduction. Such credit shall be given to the Tenant in equal installments contemporaneously with the period of time during which the actual bills for the real estate taxes assessed against the Property as so reduced are due and payable by the Landlord. (For example, assume that for fiscal year 1999 (that is July 1, 1999 - June 30,
2000) a TIF agreement is entered into by the Town and the Tenant pursuant to which the Town reduces the real estate taxes the Town bills against the Property so that such taxes are $1,200 less than the Base Amount which would have been otherwise billed to the Landlord. Assume further that the payment for the first bill for said fiscal year which reflects such a reduction is due on October 1, 1999. In this example, the Tenant would begin receiving a credit towards the payment of the Base Rent in the amount of $100 (being 1/12th of $1,200) commencing with the Base Rent payment due on October, 1, 1999 and continuing monthly thereafter through and including the Base Rent payment due on September 1, 2000.) If the period of time for which the Tenant is entitled to receive such credits towards the payment of Base Rent exceeds the Term, the Landlord will accelerate the final credits so that the Tenant receives the benefit of all such credits by the end of the Term.

3.3  Additional Rent. In addition to the Base Rent, Tenant shall also pay during
     ---------------
the Lease Term, as Additional Rent, the following, each such amount to be paid on the later to occur of (i) the first day of the next calendar month after such amount is requisitioned and (ii) ten (10) business days after such amount is requisitioned, except as otherwise stated:

    (1) Tenant's Proportionate Share of all increases in the amount of real estate taxes imposed, assessed or levied upon the Property by the Town of Framingham, Massachusetts (the "Town") over the "Base Amount." The "Base Amount" shall be the amount of the real estate taxes first imposed, assessed or levied upon the Property by the Town in the first fiscal year (July 1 -June 30) for which the assessment date (the prior January 1) first occurs after the Term Commencement Date without regard to any reduction in the real estate taxes levied on the Property by the Town pursuant to any TIF agreement between the Tenant and the Town. (Section 3.2A above addresses how such a reduction is passed on to the Tenant by way of a credit towards the payment of Base Rent.) All such payments to be made when due, but in any event prior to any date on which interest or penalties would begin to accrue if such real estate tax bill is not paid. Landlord shall forthwith send to Tenant any bills received by Landlord for such real estate taxes together with the calculation of any increase over the Base Amount; and



            (2) Tenant's Proportionate Share of all Impositions (other than the real estate taxes addressed in Subsection (1) above) imposed,
                                           --------------
            assessed, levied or confirmed upon the Property (including, without limitation, any and all penalties, interest, recapture amounts and all other amount imposed, assessed, levied or confirmed upon all or any portion of the Property in connection with any breach, default or violation of any TIF agreement by the Tenant). All such payments to be made when due, but in any event prior to any date on which interest or penalties would begin to accrue on account of such Impositions if not paid. Landlord shall forthwith send Tenant any bills received by Landlord for Impositions; and

            (3) Tenant's Proportionate Share of all Operating Expenses.

            Notwithstanding the foregoing, it is agreed that, in the event Landlord is required to pay into escrow with Landlord's Mortgagee an amount to allow Landlord's Mortgagee to pay real estate taxes on the Property, any other Impositions, or any Operating Expenses (including, without limitation, insurance premiums) directly to the assessing or billing authority, then Landlord or Landlord's Mortgagee may direct Tenant to pay certain portions of the Additional Rent directly to Landlord's Mortgagee on a monthly (or less frequent basis) rather than as set forth above.

            Notwithstanding anything contained herein to the contrary, all monetary obligations of Tenant under this Lease, except for the obligation to pay Base Rent, shall be deemed obligations to pay Additional Rent, unless such presumption is repugnant to the context.

3.4  Payment of Estimated Operating Expenses. If notified by Landlord, Tenant
     ---------------------------------------
shall make estimated monthly payments to Landlord to cover Tenant's Proportionate Share of Operating Expenses that are expected to be incurred during the current calendar year and each subsequent calendar year thereafter falling entirely or partly within the Lease Term. The amount of such monthly payments shall be determined as follows: on the Term Commencement Date and at the beginning of each calendar year thereafter, Landlord shall submit to Tenant a statement setting forth Landlord's reasonable estimates (based on costs of which Landlord is aware and other reasonable assumptions of Landlord) of the amount of Operating Expenses that are expected to be incurred during such calendar year, and the computation of Tenant's Proportionate Share of such anticipated Operating Expenses. Tenant shall pay to Landlord on the first day of each month following receipt of such statement an appropriate amount to amortize on a monthly basis Tenant's Proportionate Share of the anticipated Operating Expenses, with appropriate adjustments if any period includes less than one (1) full month. If at any time during the Lease Term Landlord in Landlord's reasonable discretion determines it appropriate to revise the estimates of Operating Expenses which have been submitted, then Landlord may submit such revised estimates to Tenant, and then commencing with the next monthly payment to be made by Tenant, appropriate adjustment shall be made to the amount being paid by Tenant on account of Tenant's Proportionate Share of anticipated Operating Expenses. Within ninety (90) days after the expiration of each calendar year during the Lease Term, Landlord shall submit to Tenant a statement certifying (i) Tenant's Proportionate Share of the actual Operating Expenses incurred during the preceding calendar year, (ii) the aggregate amount of the estimated payments, if any, made by Tenant on account thereof, and (iii) any credit to which Tenant is entitled. Tenant shall deduct the overpayment from its next estimated payment or payments for Operating Expenses for the then current year unless the overpayment exceeds 10% of the actual payments, in which event the Landlord shall refund the same to Tenant within thirty days of submitting the statement to Tenant. If Tenant's actual liability for such Operating Expenses exceeds the estimated payments, if any, made by Tenant on account thereof, then Tenant shall pay to Landlord within thirty days the total amount of such deficiency as Additional Rent due hereunder.

    Tenant's liability for Tenant's Proportionate Share of the Operating Expenses for the last calendar year falling entirely or partly within the Lease Term shall survive the expiration of the Lease Term. Similarly, Landlord's obligation to refund to Tenant the excess, if any, of the amount of Tenant's actual liability therefor shall survive the expiration of the Lease Term.

    Tenant or an independent, certified public accountant designated by Tenant shall have the right, during regular business hours and after giving ten (10) days' advance written notice to Landlord, to inspect, copy, and audit Landlord's books and records relating to the Operating Expenses billed during any calendar year falling within the Lease Term for a period of one (1) year following the receipt by Tenant of any annual statement submitted pursuant to this Section.
If as a result of such audit it becomes clear that an error was made in the calculation of Tenant's Proportionate Share of Operating Expenses, then an appropriate adjustment shall be made promptly.

3.5 Lease to be Deemed Net. Tenant shall pay to Landlord the Base Rent and
    ----------------------
Additional Rent, free of any off-sets or deductions of any kind except as provided for herein.

3.6 Tenant's Right to Seek Abatement. Tenant shall have the right to seek a
    --------------------------------
reduction in the valuation of the Leased Premises assessed for tax purposes and to contest in good faith by appropriate proceedings, at Tenant's expense, the amount or validity in whole or in part of any

Imposition or of the method by which any Imposition is calculated, assessed or imposed; and may defer payment thereof if allowed by law, provided that (i) Tenant shall provide Landlord with security reasonably satisfactory to Landlord to assure payment of contested items; and (ii) Tenant shall immediately pay such contested item or items if the protection of all or any portion of the Property or of the Landlord's interest therein from any lien or claim shall, in the reasonable judgment of Landlord, require such payment. Landlord shall not be required to join in any proceedings referred to in Section 3.6 hereof unless the
                                                   -----------
provisions of any law, rule or regulation at the time in effect shall require that such proceedings be brought by or in the name of Landlord, in which event Landlord shall join in such proceedings or permit the same to be brought in its name. Landlord shall cooperate with Tenant in Tenant's efforts to obtain any such contest or proceeding described above provided that Landlord shall not be subjected to any liability for the payment of any costs or expenses in connection with any such proceedings, and Tenant shall indemnify and save harmless Landlord from any such costs and expenses.

3.7  Landlord's Right to Seek Abatement. If Tenant does not exercise (or does
     ----------------------------------
not intend to exercise) its right set forth in Section 3.6 above, then the
                                               -----------
Landlord shall have the right to seek such a reduction and make such a tax contest. Tenant shall cooperate with Landlord in any such tax contest provided, however, that Tenant shall not be subjected to any liability for the payment of any costs or expenses in connection with any such proceedings, and Landlord shall indemnify and save harmless Tenant from any such costs and expenses.

3.8  Abatements Generally.  To the extent to which any tax refund payable as
     ---------------------
a result of any proceeding which Landlord or Tenant may institute, or payable by reason of compromise or settlement of any such proceeding, may be based upon a payment made by Tenant, then: (i) Tenant shall be authorized to collect the same (or the appropriate portion thereof) from the taxing authority making the refund, subject, however, to Tenant's obligation to reimburse Landlord forthwith for any expense incurred by Landlord in connection therewith; and (ii) if, despite the authorization given to the Tenant in (i), the taxing authority granting the tax refund pays the tax refund to the Landlord, then the Landlord shall be deemed to have received the Tenant's portion of such tax refund in trust for the Tenant and the Landlord shall forthwith, after receiving such tax refund, pay to the Tenant the amount of such tax refund to which the Tenant is entitled after deducting therefrom any expense incurred by Landlord in connection therewith so that the Tenant receives the same amount that the Tenant would have received under (i) of this Section if the tax refund had been paid directly to the Tenant and the Tenant had reimbursed the Landlord for expenses incurred by Landlord.

3.9  Tax Credits and Deductions for Tenant Work.  The Tenant is entitled to
     ------------------------------------------
all investment tax credits and abandoned building deductions for the Tenant Work offered by the Town and the Commonwealth of Massachusetts to the extent permitted by applicable law and the Landlord will not claim the same unless applicable law does not allow the Tenant to claim such tax credits.

3.10 Prepaid Rent. Tenant has paid to Landlord One Hundred Thousand Dollars
     ------------
($100,000.00), representing a prepayment of Base Rent to be applied as a credit towards the first payment(s) of

Base Rent due hereunder.

                      ARTICLE 4 - UTILITIES AND SERVICES
                                  ----------------------

     Landlord represents and warrants, to the best of Landlord's actual knowledge, that the Property is served by water, sewer, electricity and telephone which is supplied to the Property by lines coming directly from public ways or from easements serving the Property (in which case, no additional easements are needed). As part of the Base Building Improvements provided for pursuant to Article 16 below, the Landlord shall cause all the connections
            ----------
coming into the Building for such utilities to be in good working order. Tenant shall make arrangements with appropriate utility or service companies for the supply of utilities including (to the extent available) water, sewer, electric, gas, telephone and other utilities or services used or consumed on the Property and shall promptly pay all costs with respect to same, such payments to be made, to the extent possible, directly to the proper authorities charged with collecting the same, the foregoing to include all charges for such utilities or services. Except as otherwise specifically provided herein, Landlord shall be under no obligation to furnish any utilities or services to the Property (including the Leased Premises) and shall not be liable for any interruption or failure in the supply of any such utilities or services not presently available to the Leased Premises unless due to the Landlord's gross negligence or willful misconduct.

                   ARTICLE 5 - INSURANCE
                               ---------

5.1  Required Coverage. Tenant covenants and agrees with Landlord that during
     -----------------
the Lease Term the following insurance shall be obtained by Tenant and carried at Tenant's sole expense:

     (a) Tenant's comprehensive public liability insurance insuring and indemnifying Tenant, Landlord, and Landlord's Mortgagee against liability for injury to persons and damage to property which may be claimed to have occurred upon the Property (including, without limitation, the Leased Premises) or the sidewalks, ways and other real property adjoining the Property and covering all Tenant's obligations under this Lease and with limits at least as high as the amounts respectively stated below, or such higher limits in any case as may reasonably be required in case of increase in risk or as may be customarily carried in Massachusetts by prudent occupants of similar property, as determined by Landlord in its reasonable discretion: $3,000,000 for property damage, $3,000,000 for injury or death of one person, and $5,000,000 for injury or death of more than one person in any single accident.

     (b) Workmen's Compensation covering all Tenant's employees, contractors and agents working on the Premises.

     (c) Any rent loss insurance (for a period not to exceed twenty-four months), and any insurance required by Landlord's Mortgagee (provided the same is customarily required by mortgage lenders making loans on comparable properties) but the foregoing shall not include environmental insurance.

5.2 Writing and Disposition of Insurance Policies. All insurance required under
    ---------------------------------------------
Section 5.1 above shall be written with companies reasonably satisfactory to
-----------
Landlord and in forms customarily in use from time to time in the Greater Boston area. Tenant shall furnish the Landlord with duplicates of said policies or certificates of insurance (provided that such certificates are on a form which is binding on the insurance company issuing the insurance and which is otherwise acceptable to Landlord's Mortgagee), and said policies shall (i) name Landlord and Landlord's Mortgagee as additional insured, as their respective interests may appear, and (ii) provide that the coverage thereunder may not lapse or be canceled without twenty (20) days prior written notice to Landlord, Landlord's Mortgagee and Tenant.

5.3 Mutual Waiver of Subrogation. Landlord and Tenant each hereby releases the
    ----------------------------
other, its officers, directors, employees and agents, from any and all liability or responsibility (to the other or anyone claiming through or under them by way of subrogation or otherwise) for any loss or damage to property covered by valid and collectible insurance, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible. However, this release shall be applicable and in force and effect only with respect to loss or damage (a) actually recovered from an insurance company and (b) occurring during such time as the releasor's insurance policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder. Landlord and Tenant each agrees that any fire and extended coverage insurance policies will include such a clause or endorsement as long as the same shall be obtainable without extra costs, or, if extra cost shall be charged therefor, so long as the other party pays such extra cost. If extra cost shall be chargeable therefor, each party shall advise the other party and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so.

5.4 Blanket Policies. Nothing contained herein shall prevent Tenant from taking
    ----------------
out insurance of the kind and in the amounts provided for herein under a blanket insurance policy or policies covering properties other than the Property, provided however, that any such policy or policies of blanket insurance (a) shall specify therein, or Tenant shall furnish Landlord with the written statement from the insurers under such policy or policies, specifying the amount of the total insurance allocated to the Property, which amounts shall not be less than the amounts required herein, and (b) amounts so specified shall be sufficient to prevent any of the insured from being a co-insurer within the terms of the applicable policy or policies, and provided further, however, that any such policy or policies of blanket insurance shall, as to the Property, otherwise comply as to endorsements and coverage with the provisions herein.

5.5 Landlord's Insurance Covenants. Landlord covenants and agrees that during
    ------------------------------
the Lease Term it shall obtain at Tenant's expense (as Tenant's Proportionate Share of Operating Expenses) the following insurance:

    (i) all risk insurance against damage by fire or other casualty in an amount at least equal to the replacement costs of the Leased Premises, all Tenant Work and all fixtures (other than trade fixtures) in the Leased Premises as reasonably determined from time to time by Landlord or (at Landlord's election or upon Tenant's request) by appraisal made at the expense of Tenant by an accredited insurance appraiser approved by Landlord. As for any fixture installed by Tenant (other than trade fixtures), such fixture shall be added to said all risk insurance provided that Tenant installed the fixture in compliance with the terms of this Lease and Tenant provided to the Landlord, upon the completion of the installation, a written notice which stated that such fixture must be added to said insurance and which contained such information on the fixture (including, without limitation, the fixture's replacement value) as Landlord's insurance carrier may require. The deductible for said insurance may not exceed $1,000 without the Tenant's prior written consent; and

    (ii) Landlord's comprehensive public liability insurance for injury to persons and damage to property which may be claimed to have occurred upon the Property or the sidewalks, ways and other real property adjoining said Property and covering all Landlord's obligations under this Lease and with limits at least as high as the amounts respectively stated below: $3,000,000 for property damage, $3,000,000 for injury or death of one person, and $5,000,000 for injury or death of more than one person in any single accident.


                   ARTICLE 6 - TENANT'S ADDITIONAL COVENANTS
                               -----------------------------

    Tenant covenants and agrees during the Lease Term and such further time as Tenant occupies the Leased Premises or any part thereof:

6.1 Performing Obligations. To perform fully, faithfully and punctually all of
    ----------------------
the obligations of Tenant set forth in this Lease; and to pay when due Rent and all charges, rates and other sums which by the terms of this Lease are to be paid by Tenant.

6.2 Use. To use the Leased Premises only for the Permitted Uses, and for no
    ---
other purposes.

6.3 Maintenance and Repair. At Tenant's expense, and except for reasonable wear
    ----------------------
and tear and damage from fire or other casualty, to keep the Property (including, without limitation, all interior and exterior glass, all systems serving the Leased Premises, and all parking areas, driveways, walkways and landscaped areas serving or appurtenant to the Property) clean, neat, properly maintained and in good order, repair and condition, and to arrange for, or enter into contracts regarding the provision of such services as are necessary to do so (including, without limitation, janitorial services and the removal of rubbish and other wastes from the Property electric lighting to the exterior of the Building, parking areas, driveways, and walkways serving the Property, landscaping of the Site, and the removal of snow and ice from all parking areas, driveways, and walkways serving the Property) and to keep the Property in as good condition, order and repair as the same are at the Term Commencement Date or thereafter may be put, reasonable wear and use and damage by fire or other casualty only excepted, it being understood that the foregoing exception for reasonable wear and use shall not relieve Tenant from the obligation to keep the Property in good order, repair and condition including, without limitation, all necessary and ordinary non-structural repairs, replacements and the like, except as otherwise explicitly set forth in the Lease. Tenant also agrees to abide by reasonable rules and regulations which may be adopted by Landlord from time to time. Notwithstanding the foregoing, the Landlord shall be responsible for (a) the maintenance, repair and replacement obligations set forth in Article 6A below; and (b) if any repair or replacement to be performed by Tenant hereunder is required because of a defect in the Work arising within one (1) year of the Substantial Completion of the Work and the Tenant gives the Landlord written notice of such defect within said one year then Landlord shall be obligated to perform such repair or replacement at the Landlord's sole cost and expense (and not as part of the Operating Expenses).

6.4 Compliance with Laws. Except for the Landlord's compliance responsibilities
    --------------------
set forth elsewhere in this Lease and Tenant's compliance responsibilities regarding Hazardous Materials which are governed exclusively by Article 18
                                                                ----------
below, the Tenant shall, at Tenant's expense, be responsible for complying promptly with all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, departments, commissions, boards and officials, foreseen and unforeseen, ordinary as well as extraordinary, which may be applicable to the Property or to Tenant's use, occupancy or presence in or at the Property, except that the Tenant may defer compliance so long as the validity of any such law, ordinance, order, rule, regulation or requirement shall be contested by Tenant in good faith and by appropriate legal proceedings, and:

    (a) If by the terms of such law, ordinance, order, rule, regulation or requirement, compliance therewith pending the prosecution of any such proceeding may legally be delayed without the incurrence of any lien, charge or liability or any kind against all or any portion of the Property and without subjecting Tenant or Landlord to any liability, civil or criminal, for failure so to comply therewith, Tenant may delay compliance therewith until the final determination of such proceeding, or

    (b) If any lien, charge or civil liability would be incurred by reason of any such delay, Tenant nevertheless may contest as aforesaid and delay as aforesaid, provided that such delay would not subject Landlord to criminal liability or fine, and Tenant (i) furnishes to Landlord security, reasonably satisfactory to Landlord, against any loss or injury by reason of such contest or delay, and (ii) prosecutes the contest with due diligence.

6.5 Payment for Tenant's Work. To pay promptly when due the entire cost of any
    -------------------------
work to the Property undertaken by Tenant so that the Property shall at all times be free of liens for labor and materials; promptly to clear the record of any notice of any such lien; to procure all necessary permits and before undertaking such work; to do all of such work in a good and workmanlike manner, employing materials of good quality and complying with all governmental requirements; and to save Landlord harmless and indemnified from all injury, loss, claims or damage to any person or property occasioned by or growing out of such work.

6.6  Indemnity. To save Landlord harmless and indemnified from, and to defend
     ---------
Landlord against, all injury, loss, claims or damage (including reasonable attorneys' fees) to any person or property while on the Leased Premises unless arising from any omission, fault, negligence or other misconduct of Landlord, or its agents, servants, employees, or contractors; to save Landlord harmless and indemnified from, and to defend Landlord against, all injury, loss, claims or damage (including reasonable attorneys' fees) to any person or property occasioned by any act, omission, neglect or default of Tenant or Tenant's agents, servants, employees, contractors, guests, invitees or licensees while on the Site, or on the roads or property adjacent to the Site.

6.7  Personal Property at Tenant's Risk. That all personal property, equipment,
     ----------------------------------
inventory and the like from time to time upon the Property shall be at the sole risk of Tenant; and that Landlord shall not be liable for any damage which may be caused to such property or the Leased Premises or any other part of the Property or to any person for any reason including, without limitation, the bursting or leaking of or condensation from any plumbing, cooling or heating pipe or fixture except if caused by Landlord's gross negligence or willful misconduct.

6.8  Payment of Landlord's Cost of Enforcement. To pay on demand Landlord's
     -----------------------------------------
expenses, including reasonable attorneys' fees, incurred in enforcing any obligation of Tenant under this Lease or in curing any default by Tenant under this Lease, provided that Landlord is successful in enforcing such obligation or has a right under this Lease to cure such default.

6.9  Yield Up. At the termination of this Lease, peaceably to yield up the
     --------
Leased Premises and the Property clean and in good order, repair and condition, reasonable wear and tear and damage by fire or casualty excepted; and at Tenant's option, to remove any and all of Tenant's trade fixtures, business equipment and furniture from the Leased Premises, provided however, that Tenant
                                                  -------- -------
shall restore any damage caused by such removal and provided further that if
                                                    -------- -------
Tenant fails so to restore the Leased Premises, then Tenant shall pay all of Landlord's costs to make such restoration.

6.10 Subordination. Upon the request of Landlord, to execute and deliver all
     -------------
such instruments as may reasonably be requested to subordinate this Lease to any mortgages or deeds of trust securing notes or bonds executed by Landlord and to all advances made thereunder and to the interest thereon and all renewals, replacements and extensions thereof, provided that the mortgagee or trustee
                                     --------
shall agree to recognize this Lease in the event of foreclosure if Tenant is not in material default beyond the expiration of any applicable grace period allowed herein for the cure of such default and provided further that the mortgagee or trustee shall not (a) be bound by the payment of rent to any prior landlord (including Landlord) made more than 30 days in advance; (b) be subject to any offsets or defenses Tenant might have against any prior landlord (including this Landlord); (c) be liable for the refund of any security deposit made by Tenant to any prior landlord (including this Landlord) unless such mortgagee or trustee obtains possession thereof; (d) be liable for any act or omission of any landlord (including this Landlord); (e) be bound by Article
                                                    -------

16 or any other provision in this Lease which obligates the Landlord to prepare
--
the Leased Premises and the Property for Tenant's occupancy; (f) be bound by any amendment or modification to the Lease entered into without the consent of such mortgagee or trustee. Any such mortgagee or trustee may at any time subordinate its mortgage or deed of trust to this Lease, without Tenant's consent, by notice in writing to Tenant and thereupon this Lease shall be deemed prior to such mortgage or deed of trust without regard to their respective dates of execution, delivery and recording; and in that event such mortgagee or trustee shall have the same rights with respect to the Lease as though it had been executed and delivered (and notice thereof recorded) prior to the execution and delivery and recording of the mortgage or deed of trust.

6.11 Estoppel Certificates. From time to time, for delivery to a prospective
     ---------------------
purchaser or mortgagee of the Leased Premises or Building or to any assignee of any mortgage of the Property, upon not less than ten (10) days prior written request by Landlord, to execute, acknowledge and deliver to the Landlord a statement in writing certifying: (a) that this Lease is unamended (or, if there have been any amendments, stating the amendments); (b) that it is then in full force and effect, if that be the fact; (c) the dates to which Rent and any other payments to Landlord have been paid; (d) any defenses, offsets and counterclaims which Tenant has knowledge of at the time of the execution of said statement with respect to Tenant's obligation to pay Rent and to perform any other obligations under this Lease or that there are none, if that be the fact; and
(e) such other data as may reasonably be requested. Any such statement may be relied upon by such prospective purchaser or mortgagee of the Property, or portion thereof, or any assignee of any mortgagee of the Property, or portion thereof.

6.12 Nuisance. At all times during the Lease Term and such further time as the
     --------
Tenant occupies the Leased Premises, not to injure, overload, deface or otherwise harm the Property; nor commit any nuisance; nor to do or suffer any waste to the Property; nor permit the emission of any objectionable noise or odor; nor make any use of the Property which is contrary to any law or ordinance or which will invalidate any insurance policy or other applicable legal requirement covering the Building or any portion thereof; nor handle, store, or dispose of Hazardous Materials except as may be permitted by Article 18 below.
                                                             ----------

6.13 Changes and Alterations. Tenant shall have no authority, without the
     -----------------------
express written consent of Landlord (which consent shall not be unreasonably withheld or delayed) to alter, remodel, reconstruct, demolish, add to, improve or otherwise change the Leased Premises, except that Tenant shall have such authority, without the consent of Landlord, to make repairs to the Premises and do such things as are appropriate to comply with the obligations imposed on Tenant under other provisions of this Lease.

     Tenant shall not construct or permit any other alterations, installations, additions or improvements to the Leased Premises or the Property (including, without limitation, any exterior signs, satellite dishes, antennas, generators and exterior equipment) ("Alterations") without having first submitted to Landlord plans and specifications therefor for Landlord's approval, which approval shall not be unreasonably withheld or delayed provided that:

         (i) if the improvement involves a sign or will otherwise be visible from the exterior then the improvement must be compatible with the architectural and aesthetic qualities of the Building and the Site and, as with any Alteration, must be in compliance with all applicable legal requirements (including, without limitation, the zoning ordinance and building code of the Town) ; and

         (ii) the improvement must be non-structural and have no adverse effect on the plumbing, heating (and cooling), mechanical, electrical or other systems or services in the Building, and the improvement (except for signs) must be entirely within the Leased Premises; and

         (iii) the change, when completed will not materially adversely affect the value of the Building; and

         (iv) Tenant demonstrates to Landlord's satisfaction that the improvement will be made in accordance with applicable legal requirements using good quality materials and good quality construction practices and will not result in any liens on the Property; and

         (v) as soon as such work is completed, Tenant will have prepared and provide Landlord with "as-built" plans (in form reasonably acceptable to Landlord) showing all such work; and

         (vi) Tenant will comply with any rules reasonably promulgated by Landlord in connection with the going of any work, and if requested by Landlord, Tenant will obtain and maintain Builder's Risk insurance in connection with such work.

    Tenant shall have the right to make minor alterations from time to time in the interior of the Leased Premises without obtaining Landlord's prior written consent therefor, provided that all of such changes conform to all of the above requirements in all respects, and further provided that Tenant provides Landlord with a written description of such change (and such other data as Landlord may request) not later than 30 days after each such alteration is made, and further provided that the aggregate cost of such alterations may not exceed the "Threshold Amount" in any twelve month period. The "Threshold Amount" shall be $25,000 for the first Lease Year and, thereafter, the Threshold Amount shall be increased on each anniversary of the Term Commencement Date by the same proportion (expressed as a percentage) of increase in the "Index" from the amount of the "Index" existing as of the Term Commencement Date. The "Index" shall mean the Consumer Price Index for Greater Boston - All Consumers published by the United States Department of Labor.


                 ARTICLE 6A - LANDLORD'S ADDITIONAL COVENANTS
                              -------------------------------

    Landlord covenants and agrees during the Lease Term:

6A.1     Landlord's Maintenance, Repair and Replacement Obligations.
         -----------------------------------------------------------
         (a) To repair, maintain and replace the structural components of the Building including the roof, but specifically excluding interior and exterior
                                              ---------
glass, so as to keep them in good condition and repair, reasonable wear and use and damage by fire or other casualty only excepted. As part of the Base Building Improvements, the Landlord shall replace the roof at the Landlord's expense. Thereafter, the cost of maintaining and repairing the roof (but not the replacement thereof which shall be Landlord's responsibility at its sole expense) shall be part of the Operating Expenses to the extent that Landlord was not reimbursed for such costs by any manufacturer or installer guaranties and Tenant shall pay Tenant's Proportionate Share thereof. All costs incurred by Landlord in performing its responsibilities under this subsection (a) for the
                                                       --------------
other structural components of the Building shall be at Landlord's expense and shall not be part of the Operating Expenses unless such repair, maintenance or replacement is due to damage caused by Tenant or Tenant's agents, servants, employees, contractors, guests, invitees or licensees, in which case such costs shall be paid for by Tenant; and

         (b) To be responsible for the capital replacement of the air conditioning and other systems serving the Building, in circumstances where any such system cannot reasonably be repaired or according to prudent building management practices should be replaced (except in any case where such replacement is necessitated due to Tenant's failure to maintain the system properly). The costs of such capital replacements shall be included in the Operating Expenses to the extent that Landlord was not reimbursed for such costs by any manufacturer or installer guaranties, and Tenant shall be responsible for the payment of Tenant's Proportionate Share thereof, provided that such capital replacement costs shall be amortized over the reasonable useful life of the replacement item and Tenant shall be responsible only for those portion of such costs allocable to periods during the Lease Term.

         (c) if any repair or replacement to be performed by Tenant under
Section 6 above is required because of a defect in the Work arising within one
---------
(1) year of the Substantial Completion of the Work and the Tenant gives the Landlord written notice of such defect within said one year then Landlord shall be obligated to perform such repair or replacement at the Landlord's sole cost and expense (and not as part of the Operating Expenses).

         Landlord shall never be liable for damages caused by its failure to make any such repairs, replacements or maintenance, provided that Landlord has used reasonable efforts to attempt to have such repair, replacement or maintenance done, after having been notified by Tenant that such repair, replacement or maintenance must be done promptly and that Tenant will be damaged by the failure to make or perform such repairs, replacements or maintenance promptly.

6A.2     Landlord's Obligations Regarding Compliance With Laws.  At Landlord's
         -----------------------------------------------------
expense and not as part of the Operating Expenses, to cause the Leased Premises to be in compliance with all laws ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments departments, commissions, boards and officials which are in effect as of the Term

Commencement Date and which are applicable to the Leased Premises as of the Term Commencement Date (the "Pre-Existing Governmental Requirements") and to obtain all permits and approvals required therefor under the Pre-Existing Governmental Requirements provided, however, that Landlord shall not be responsible for any non-compliance caused in any way by the Tenant Work, any other work done to the Leased Premises or changes made to the Leased Premises (other work or changes done by Landlord, its agents, servants, employees, or contractors) or Tenant's use, occupancy or presence in, on or at the Leased Premises (except for the As of Right Uses defined in Section 16.2 below). Notwithstanding the foregoing,
                         ------------
Landlord's responsibilities regarding Hazardous Materials are governed exclusively by Article 18 below. In addition, the Landlord shall be responsible
               ----------
for performing the Landlord's maintenance, repair and replacement responsibilities set forth in Section 6A1 above in compliance with all present
                              -----------
and future laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, departments, commissions, boards and officials, foreseen and unforeseen, ordinary as well as extraordinary, which may be applicable to the Leased Premises and the cost of such compliance shall be at Landlord's expense (and not part of the Operating Expenses) unless the law being complied with went into effect or became applicable to the Leased Premises after the Term Commencement Date, in which case such cost shall be part of the Operating Expenses and Tenant shall be responsible for the payment of Tenant's Proportionate Share thereof provided that any capital replacement costs shall be amortized over the reasonable useful life of the replacement item and Tenant shall be responsible only for those portion of such costs allocable to periods during the Lease Term.

6A.3     Payment of Tenant's Cost of Enforcement.  To pay on demand Tenant's
         ---------------------------------------
reasonable out-of-pocket expenses, including reasonable attorneys' fees, incurred in enforcing any obligation of Landlord under this Lease or in curing any default by Landlord under this Lease, provided that Tenant is successful in enforcing such obligation or has a right under this Lease to cure such default.


                          ARTICLE 7 - QUIET ENJOYMENT
                                      ---------------

         Landlord covenants that Tenant on paying the Rent and performing Tenant's obligations under this Lease shall peacefully and quietly have, hold and enjoy the Leased Premises throughout the Lease Term or until it is terminated as in this Lease provided without hindrance by Landlord or by anyone claiming by, through or under Landlord.

                     ARTICLE 8 - DAMAGE AND EMINENT DOMAIN
                                 -------------------------

8.1      Fire and Other Casualty. In the event that, at any time during the term
         -----------------------
hereof (including any extended term), the Leased Premises are totally damaged or destroyed by fire or other casualty or damaged so as to render them or a material portion thereof untenantable, then there shall be a just and proportionate abatement of the Rent payable hereunder, until the Leased Premises are made suitable for Tenant's occupancy. In the event of any destruction or damage to the Leased Premises caused by fire or other casualty, Landlord shall proceed at its expense (except that Tenant shall promptly fund any insurance deductible) and with reasonable diligence to repair and restore the Leased Premises to substantially the same condition they were in immediately prior to such casualty. Notwithstanding the foregoing, if the Landlord, in its reasonable discretion, determines that either (i) timely restoration is not possible or practical and more than forty percent (40%) of the Leased Premises has been damaged or destroyed; or (ii) that there are or will be insufficient insurance proceeds available to accomplish timely restoration of the Leased Premises (provided that Landlord has maintained the all risk insurance on the Leased Premises as provided for in Section 5.5); or (iii) the
                                   -----------
Landlord's Mortgagee will not authorize the release of insurance proceeds to pay for the restoration of the Leased Premises, then Landlord shall have the right to terminate this Lease by written notice given to Tenant within sixty (60) days after the Landlord receives notice from the Tenant of the occurrence of any destruction or damage to the Leased Premises by fire or other casualty. In the event that the Landlord has not terminated this Lease as provided for in the preceding sentence, then the Landlord shall use reasonable diligence to repair and restore the Leased Premises to substantially the same condition they were in immediately prior to such destruction or damage to the Leased Premises. If the Landlord has not commenced the repair or restoration of the Leased Premises within ninety (90) days after the Landlord receives notice from the Tenant of the occurrence of such destruction or damage or, after such commencement, the Landlord is not proceeding with reasonable diligence to repair or restore the Leased Premises (subject to the funding of the insurance proceeds, the payment of the insurance deductible by the Tenant and force majeure) then the Tenant may terminate this Lease by sending written notice to the Landlord. In the event the Leased Premises have not been restored to a condition substantially suitable for their intended purpose within one hundred eighty (180) days after the Landlord receives notice from the Tenant of such destruction or damage to the Leased Premises, then either Landlord or Tenant may terminate this Lease by written notice given to the other within fifteen (15) days following such one hundred eighty (180) day period, (provided, however, that in the case of a notice of termination coming from Tenant, Tenant must give its notice of termination to Landlord before the Leased Premises are so restored). If Landlord sends a notice of termination as aforesaid, then Tenant may, within one week of receiving such notice, give the Landlord a written notice extending the time period for such restoration by an additional ninety days (90) (provided that Tenant must have promptly funded to Landlord the insurance deductible); in which case the Lease Term shall automatically be extended, without the necessity of further action by any party, for a period equal to the time Rent abates beyond one hundred eighty
(180) days from the date the Landlord received notice from the Tenant of such destruction or damage to the Leased Premises. In the event the Leased Premises have not been restored to a condition substantially suitable for their intended purpose within said ninety (90) additional days, then either Landlord or Tenant may terminate this Lease by written notice given to the other within fifteen
(15) days following such ninety (90) day additional period (provided that, in the case of a notice of termination coming from Tenant, such notice must also be sent before the Leased Premises has been so restored) In the event that, during the last two (2) years of the Lease Term the Leased Premises are totally damaged or destroyed by fire or other casualty or damaged so as to render them or a material portion thereof untenantable, then either Landlord or Tenant may terminate this Lease by written notice given to the other party within sixty (60) days after the Landlord receives notice from the Tenant of such total damage or destruction of the Leased Premises by the occurrence of fire or other casualty.

8.2 Eminent Domain. Landlord reserves for itself all rights to any damages or
    --------------
awards with respect to the Leased Premises and the leasehold estate hereby created by reason of any exercise of the right of eminent domain, or by reason of anything lawfully done in pursuance of any public or other authority; and by way of confirmation Tenant grants and assigns to Landlord all Tenant's rights to such damages so reserved, except as otherwise provided herein. Tenant covenants to execute and deliver any instruments confirming such assignment as Landlord may from time to time reasonably request. If all the Leased Premises are taken by eminent domain, this Lease shall terminate when Tenant is required to vacate the Leased Premises or such earlier date as the Tenant is required to begin the payments of rent to the taking authority. If a partial taking by eminent domain results in so much of the Leased Premises or the Site being taken as to render the Leased Premises or the Site or a material portion of the Leased Premises or the Site unsuitable for Tenant's continued use and occupancy (including, without limitation, if so many of the parking spaces on the Site are taken so as to render Tenant's use of the Leased Premises not in compliance with the Town's zoning by-laws or so as to result in there not being enough parking spaces for Tenant's employees), as reasonably determined by Landlord in its reasonable discretion, either Landlord or Tenant may elect to terminate this Lease as of the date when the Tenant is required to vacate the portion of the Leased Premises so taken or as of the date that Tenant is required not to use the material portion of the Site so taken, by written notice to the other given not more than ninety (90) days after the date on which Tenant or Landlord, as the case may be, receives notice of the taking. If a partial taking by eminent domain does not result in such portion of the Leased Premises or Site as aforesaid being taken, then this Lease shall not be terminated or otherwise affected by any exercise of the right of eminent domain. Whenever any portion of the Leased Premises shall be taken by any exercise of the right of eminent domain, and if this Lease shall not be terminated in accordance with the provisions of this Section 8.2, Landlord shall, at its expense, proceeding with
                   -----------
all reasonable dispatch, provided sufficient condemnation proceeds are available therefor (or, if not, provided Tenant, in its sole discretion, provides additional funds needed above the amount of the condemnation proceeds available) do such work as may be required to restore the Leased Premises or what remains thereof (not including Tenant's trade fixtures, business equipment and furniture) as nearly as may be to the condition they were in immediately prior to such taking, and Tenant shall at its expense, proceeding with all reasonable dispatch, do such work to its trade fixtures, business equipment and furniture, as may be required. A just proportion of the Rent payable hereunder, according to the nature and extent of the taking shall be abated from the time Tenant is required to vacate that portion of the Leased Premises taken. If the Premises have not been restored to a condition substantially suitable for their intended purpose within one hundred twenty (120) days of said taking, Tenant may elect to terminate this Lease by written notice to Landlord sent within fifteen (15) days following such one hundred twenty (120) day period (provided that Tenant sends such written notice prior to such restoration being completed).

                  ARTICLE 9 - DEFAULTS BY TENANT AND REMEDIES
                              -------------------------------

9.1   The Condition. If any default by Tenant continues, in case of payment of
      -------------
Rent or other monetary payments due hereunder for more than five (5) days after notice thereof to Tenant (provided, however, that Tenant shall be entitled to only two (2) such notices during each calendar year and if any subsequent default of payment of Rent or other monetary payment continues for more than five (5) days, Landlord shall have all the rights set forth herein without the need of any notice), or in the case of a non-monetary default for more than thirty (30) days after written notice thereof to Tenant and such additional time, if any, as is reasonably necessary to cure the default provided Tenant has commenced cure within such thirty (30) day period and is diligently prosecuting such cure to completion; or if Tenant becomes insolvent, makes any assignment for the benefit of creditors, commits any act of bankruptcy or files a petition under any bankruptcy or insolvency law; or if such a petition filed against Tenant is not dismissed within ninety (90) days; or if a receiver or similar officer becomes entitled to Tenant's interest in this Lease and it is not returned to Tenant within ninety (90) days; or if Tenant's interest in this Lease is taken on execution or other process of law in any action against Tenant; then Landlord may immediately or at any time thereafter and without demand or further notice make entry and repossess the Leased Premises as of Landlord's former estate, without prejudice to any other remedies, and thereupon this Lease shall terminate; and in case of such termination, or termination by legal proceedings for default, Landlord may remove all of Tenant's property from the Leased Premises and store the same in any public warehouse or other suitable location all at the expense and risk of Tenant.

9.2   Reimbursement of Landlord's Expenses.  In the case of termination of this
      ------------------------------------
Lease pursuant to Section 9.1, Tenant shall reimburse Landlord for all expenses
                  -----------
arising out of such termination, including without limitation, all costs incurred in collecting amounts due from Tenant under this Lease (including reasonable attorneys' fees, costs of litigation and the like); all expenses incurred by Landlord in attempting to relet the Premises or parts thereof (including advertisements, brokerage commissions, Tenant's allowances, lease inducements, costs of preparing space, and the like); and all Landlord's other reasonable expenditures necessitated by the termination. The reimbursement from Tenant shall be due and payable immediately from time to time upon notice from Landlord that an expense has been incurred, without regard to whether the expense was incurred before or after the termination.

9.3   Damages. Landlord may elect by written notice to Tenant within four months
      -------
following such termination to be indemnified for loss of Rent by a lump sum payment representing the then present value of the amount of Rent which would have been paid in accordance with this Lease for the remainder of the Lease Term minus the then present value of the aggregate fair market rent payable for the Leased Premises for the remainder of the Lease Term (if less than the Rent payable hereunder), estimated as of the date of the termination, and taking into account reasonable projections of vacancy and time required to re-lease the Leased Premises (The "Lump Sum Election"). (For the purposes of calculating the Rent which would have been paid hereunder for the lump sum payment calculation described herein, the last full year's Additional Rent under this

Lease plus four percent (4%) compounded annually is to be deemed to be Additional Rent for each year thereafter. The Federal Reserve discount rate (or equivalent) plus 150 basis points shall be used in calculating present values.) Should the parties be unable to agree on a fair market rent, the matter shall be submitted, upon the demand of either party, to the Boston, Massachusetts office of the American Arbitration Association, with a request for arbitration in accordance with the rules of the Association by a single arbitrator who shall be an MAI appraiser with at least ten years experience as an a appraiser of suburban commercial real estate in the Eastern Massachusetts area. The parties agree that a decision of the arbitrator shall be conclusive and binding upon them. Should Landlord fail to make the election provided for in this Section
                                                                     -------
9.3, Tenant shall indemnify Landlord for the loss of Rent by a payment at the
---
end of each month which would have been included in the Lease Term, representing the difference (to be ascertained monthly) between the Rent which would have been paid in accordance with this Lease and the rent actually derived from the Leased Premises by Landlord for such month (the amount of rent deemed derived shall be the actual amount less any portion thereof attributable to Landlord's reletting expenses described in Section 9.2 which have not been reimbursed by
                                -----------
Tenant thereunder).


      In lieu of full recovery by Landlord of all sums payable under all the foregoing provisions of this Section 9.3 and provided Landlord has not made the
                             -----------
Lump Sum Election, Landlord may by written notice to Tenant within six (6) months after termination under any of the provisions contained in Section 9.1
                                                                  -----------
and before such full recovery, elect to recover, and Tenant shall thereupon pay, as liquidated damages under this Section 9.3, an amount equal to the lesser of
                                 -----------
(i) the aggregate of the Rent for the balance of the Lease Term had it not been terminated or (ii) the aggregate thereof for the 12 months ending one year after the termination date, plus in either case the amount of Rent of any kind accrued and unpaid at the time of termination and less the amount of any recovery by Landlord under the foregoing provisions of this Section 9.3 up to the time of
                                                -----------
payment of such liquidated damages. Liquidated damages hereunder shall not be in lieu of any claims for reimbursement under Section 9.2.
                                              ------------


9.4   Mitigation.  Landlord shall use commercially reasonable efforts to relet
      ----------
the Leased Premises which efforts shall be subject to the reasonable requirements of Landlord to lease to high quality tenants and to develop the Leased Premises in a harmonious manner with an appropriate mix of uses, tenants, floor areas and terms of tenancies, and the like. It is agreed that hiring a reputable leasing broker to lease the premises and cooperating in good faith with such broker shall satisfy the requirement Landlord use commercially reasonable efforts to relet.

9.5   Claims in Bankruptcy. Nothing herein shall limit or prejudice the right of
      --------------------
Landlord to prove and obtain in a proceeding for bankruptcy, insolvency, arrangement or reorganization, by reason of the termination, an amount equal to the maximum allowed by the statute of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount is greater to, equal to, or less than the amount of the loss or damage which Landlord has suffered.

9.6   Late Charge.  If any payment of Rent, or other payment due from Tenant to
      -----------
Landlord is
not paid within five (5) days after notice thereof to Tenant or, if Landlord has already given Tenant one (1) notice of Rent or other monetary payments being due hereunder in that calendar year, then within five (5) days of being due, Landlord may, at its option, without notice and in addition to all other remedies hereunder, impose a late charge on Tenant equal to 1% of the amount in question for each month (prorated for any partial month) during which said delinquency continues provided that no late charge will be imposed for Base Rent payments less than five days late up to one time in any calendar year. Such late charge shall constitute Additional Rent hereunder payable upon demand.

9.7   Landlord's Right to Cure Defaults.  Landlord may, but shall not be
      ---------------------------------
obligated to cure, at any time any default by Tenant under this Lease other than the payment of Base Rent. In curing such defaults, Landlord may enter upon the Leased Premises and take such action thereon as may be necessary to effect such cure. In the case of an emergency threatening serious injury to persons or property, Landlord may cure such default without notice. All costs and expenses incurred by Landlord in curing a default, including reasonable attorneys' fees, together with interest thereon at the rate of fifteen (15%) percent per annum from the day of payment by the Landlord, shall be paid by Tenant to Landlord on demand.

9.8   Effect of Waivers of Default. No consent or waiver, express or implied, by
      ----------------------------
Landlord to or of any covenant, condition or duty of Tenant shall be construed as a consent or waiver by Landlord to or of any other breach of the same or any other covenant, condition or duty. No consent or waiver, express or implied, by Tenant to or of any covenant, condition or duty of Landlord shall be construed as a consent or waiver by Tenant to or of any other breach of the same or any other covenant, condition or duty.


                    ARTICLE 10 - ASSIGNMENT AND SUBLETTING
                                 -------------------------

10.1  Definitions.  As used in this Article 10, the terms "assignment" and
      -----------                   ----------
"sublease" shall mean any assignment of all or any portion of or interest in this Lease, any sublease or license of the Leased Premises or any portion thereof, any occupancy of the Leased Premises by someone other than the Tenant, or any transfer of Tenant's interest in this Lease by operation of law, merger or consolidation of Tenant into any other firm or corporation, or the transfer or sale of a controlling interest in Tenant, whether by sale of its capital stock or otherwise. As used in this Article 10, the terms "assignee" and
                                     ----------
"sublessee" shall mean any assignee of all or any portion of or interest in this Lease, any sublessee or licensee of the Leased Premises or any portion thereof, any occupant of the Leased Premises or any transferee of Tenant's interest in this Lease by operation of law, merger or consolidation of Tenant into any firm or corporation or the transferee or buyer of a controlling interest in Tenant, whether by sale of capital stock or otherwise.

10.2  Limitation on Assignments and Subleases.  Tenant shall not make an
      ---------------------------------------
assignment or enter
into a sublease without the Landlord's prior written consent which consent will not be withheld or delayed unreasonably except under circumstances where Tenant is in default of any covenant in this Lease beyond applicable grace and cure periods (if any). In the event that Tenant is in default of any covenant of this Lease beyond applicable grace and cure periods (if any), such consent may be withheld in Landlord's absolute discretion until Tenant is no longer in default. Thereafter, as long as Tenant is not in default of any covenant in this Lease beyond applicable grace or cure periods, if any, Landlord's consent to such assignment or sublease shall not be withheld or delayed unreasonably.

     It is agreed that in requesting Landlord's consent to any assignment or sublease, Tenant shall provide such information regarding the proposed assignee or sublessee and the proposed assignment or sublease as Landlord may reasonably request. Tenant shall pay to Landlord, as Additional Rent, Landlord's reasonable legal fees and other expenses incurred in connection with any proposed assignment or sublease, including fees for review of documents and investigations of proposed assignees or sublessees.

     Notwithstanding the foregoing, but not in limitation of any other provision hereof, the prior consent of Landlord shall not be required in the case of an assignment or sublease to (i) any successor to Tenant by merger or acquisition of substantially all of Tenant's assets or stock or (ii) any entity controlling, controlled by or under common control with Tenant; provided, however, that, in each such case, Landlord shall be notified in writing by Tenant of any such assignment or sublease.

     In the event of any assignment or sublease it is understood and agreed that one-half of all "Excess Rent" shall be paid by Tenant to Landlord provided, however, that, in the case of any assignment or sublease permitted by the preceding paragraph, no Excess Rent shall be due to Landlord (a) for any assignment or sublease under clause (i) of the preceding paragraph or (b) in the case of any assignment or sublease under clause (ii) of the preceding paragraph for any period of time while the assignee or sublessee controls, is controlled by or under common control with Tenant. "Excess Rent" is defined as all amounts paid to Tenant by an assignee or sublessee after deducting from such amounts the Rent due for the space in the Leased Premises subject to such assignment or sublease and reasonable and customary expenses actually paid by the Tenant in connection with the such assignment or sublease (including, without limitation, reasonable attorneys' fees and brokerage commissions, allowance and inducements).

     The consent by Landlord to any assignment or sublease shall not be construed as a waiver or release of Tenant from any and all liability for the performance of all covenants and obligations to be performed by Tenant under this Lease, nor shall the collection or acceptance of rent from any assignee or sublessee constitute a waiver or release of Tenant from any of its liabilities or obligations under this Lease. Landlord's consent to any assignment or sublease shall not be construed as a consent with respect to any subsequent assignment or sublease. The approval process for any subsequent assignment or sublease shall be as set forth above. For any period during which Tenant is in default with respect to the payment of Rent, Tenant hereby assigns to

Landlord the rent due from any assignee or sublessee of Tenant and hereby authorizes each assignee or sublessee to pay said rent directly to Landlord.

                             ARTICLE 11 - NOTICES
                                          -------

     All notices, consents, approvals, or other communication required by the provisions of this Lease to be given to Landlord or Tenant shall be in writing and shall be hand delivered or given by registered or certified mail or by Federal Express or other recognized overnight courier, and addressed as follows (or to such other address as the addressee shall have last designated by notice to the other party):


     If to Landlord:     at the Original Address of the Landlord set forth in
                         Section 1.1
                         -----------

     With a copy to:     Richard D. Gass, Esq.
                         Dionne & Gass
                         73 Tremont Street
                         Boston, Massachusetts 02108

     And with further
     copies to:          The Guarantors at the following addresses if the notice
                         is being sent pursuant to Article 16.
                                                   ----------

                         Lewis Heafitz
                         67 Berkley Street
                         West Newton, Massachusetts 02194


                         Neil Shalom
                         21A Highland Circle
                         Needham, Massachusetts 02194


                         Donald A. Levine
                         c/o Levco, Inc.
                         Rosemary Office Center
                         Suite E
                         Needham, MA 02194


     If to the Tenant:   at the Original Address of Tenant set forth in Section
                                                                        -------
                         1.1 above
                         ---

     With a copy to:     William R. O'Reilly, Jr., Esq.

                         Hale & Dorr
                         60 State Street
                         Boston, Massachusetts 02109.


      If to Guarantors:   At the addresses of the Guarantors set forth above.


      The customary receipt shall be conclusive evidence of compliance with this
Article 11.  Notice shall be deemed given when delivered or delivery refused.
----------


                         ARTICLE 12 - NOTICE OF LEASE
                                      ---------------

      Tenant agrees that it will not record this Lease. Landlord and Tenant shall, upon the request of either, execute, acknowledge, and deliver a recordable notice of this Lease. If this Lease is terminated before the expiration of the Lease Term, Landlord and Tenant shall execute and deliver an instrument in form suitable for recording acknowledging the date of termination of this Lease.


            ARTICLE 13 - APPLICABLE LAW, SEVERABILITY, CONSTRUCTION
                         ------------------------------------------


      This Lease shall be governed by and construed in accordance with the laws of Massachusetts and, if any provisions of this Lease shall to any extent be invalid, the remainder of this Lease, and the application of such provisions in other circumstances, shall not be affected thereby. This Lease may be amended only by an instrument in writing executed by Landlord and Tenant. The titles of the several Articles and Sections contained herein are for convenience only and shall not be considered in construing this Lease.



                   ARTICLE 14 - SUCCESSORS AND ASSIGNS, ETC.
                                ----------------------------

14.1 It is understood and agreed that the covenants and agreements of the parties hereto shall run with the land and that no covenant or agreement of Landlord contained in this Lease, expressed or implied, shall be binding upon Landlord except in respect of any breach or breaches thereof committed during the lease Term and prior to or during Landlord's seisin and ownership of the Leased Premises except that any mortgagee or trustee or any grantee taking title to the Property through such mortgagee or trustee shall not be liable for any breach or breaches of the Lease committed prior to such mortgagee's, trustee's or grantee's seisin and ownership of the Leased Premises. If Landlord acts as a Trustee or Trustees of a trust in making this Lease only the estate for which Landlord acts shall be bound hereby, neither any such Trustee executing this Lease as Landlord nor any shareholder or beneficiary of such trust shall be personally liable for any of the covenants or agreements of Landlord expressed herein or implied hereunder or otherwise because of anything arising from or connected with the use and occupation of the Leased Premises by Tenant. Reference in this Lease to "Landlord" or to "Tenant" and all expressions referring thereto, shall mean the person or persons, natural or corporate, named herein as Landlord or as Tenant, as the case may be, and the heirs, executors, administrators, successors and assigns of such person or persons, and those claiming by, through or under them or any of them, unless repugnant to the context. If Tenant is a partnership or a firm of several persons, natural or corporate, the obligations of each person executing this Lease as Tenant shall be joint and several. Each party shall provide to the other upon execution of this Lease evidence that the person who signs this Lease for such party is duly authorized to do so.

14.2  Except for the guaranties set forth in Section 16.10, it is further
                                             -------------
understood and agreed that Tenant shall look solely to the estate and property of the Landlord in the Leased Premises for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by the Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed or performed by the Landlord and any other obligations of Landlord created by or under this Lease, and no other property or assets of the Landlord or of its partners, beneficiaries, co-tenants, shareholders or principals (as the case may be) shall be subject to levy, execution or other enforcement procedures for the satisfaction of Tenant's remedies.


                        ARTICLE 15 - LANDLORD'S ACCESS
                                     -----------------


      Landlord and its authorized agents, employees, subcontractors and representatives shall have the right to enter the Leased Premises at any time during emergencies (Landlord agrees to use reasonable efforts to notify Tenant of any such emergency) and at all reasonable times with prior notice for any of the following purposes: (a) to determine whether the Leased Premises are in good condition and whether Tenant is complying with its obligations under this Lease; (b) to do any necessary maintenance and to make such repairs, alterations, improvements or additions in or to the Leased Premises or the Building of which the Leased Premises are a part as Landlord has the right or obligation to perform under this Lease, as Landlord may be required to do or make by law, or as Landlord may from time to time deem necessary or desirable;
(c) to exhibit the Leased Premises to prospective tenants during the last nine
(9) months of the term of this Lease or during any period while Tenant is in material default under this Lease beyond any applicable notice and cure period, if any; and (d) to show the Leased Premises to prospective lenders, brokers, agents, buyers or persons interested in an exchange, at any time during the term of this Lease.


      If, at any time during the last month of the Term of this Lease, Tenant shall have removed all of Tenant's property from all or any portion(s) of the Leased Premises, Landlord may immediately enter and alter, renovate and decorate the same, and such acts shall have no effect upon Tenant's remaining obligations and covenants under this Lease.

                   ARTICLE 16 - BASE BUILDING IMPROVEMENTS
                                --------------------------
                                AND TENANT WORK
                                ---------------

16.1  Definitions.
      ------------


      16.1.1  Definition of "Work".
              ---------------------
As used in this Lease, the term "Work" shall mean the construction of the improvements and the performance of the work which is described on Exhibit C
                                                                   ----------
attached hereto.  Exhibit C consists of the following:
                  ---------


      a. Four page document entitled "Allocation Between Base Building and Tenant Work" dated August 29, 1997 (the "August 29 Schedule");

      b. A memorandum dated November 10, 1997 to Levco, Attn: C. Kibbee from the architects, Frank DiMella and John Becker (the "Architect's Memorandum"); and

      c. The following plans prepared by DiMella Shaffer Associates, Inc. ("DiMella Shaffer") and referred to in the Architect's Memorandum described above (collectively, the "Plans"):

          L-1.0 Guaranteed Site Plan dated November 5, 1997 (hereinafter the "Guaranteed Site Plan")
          L-1.1 Site Plan - Alternate 1 dated November 5, 1997 (hereinafter the "Alternate 1 Site Plan")
          A-1.1 First Floor Plan dated November 10, 1997
          A-1.2 Second Floor Plan dated November 10, 1997
          A-4.0 Elevations dated October 20, 1997
          A-5.0 Clark Street View dated October 20, 1997


The Work consists of "Guaranteed Site Plan Work" and "Alternate 1 Site Plan Work" as those terms are defined below.

      16.1.2  "Guaranteed Site Plan Work" and "Alternate 1 Site Plan Work".
              --------------------------------------------------------------
The Guaranteed Site Plan Work is described in the section of the Architect's Memorandum entitled "Site Improvements (as indicated on L - 1.0 Guaranteed Site
Plan)" and is shown on the Guaranteed Site Plan. The Alternate 1 Site Plan Work is described in the section of the Architect's Memorandum entitled "Site Improvements (as indicated on L - 1.1 Site Plan Alternate 1)" and is shown on the Alternate 1 Site Plan.


      16.1.3  "Base Building Improvements" and "Tenant Work".
              ------------------------------------------------
In addition, the Guaranteed Site Plan Work and the Alternate 1 Site Plan Work have been further divided into "Base Building Improvements" and "Tenant Work". The Base Building Improvements are described in the August 29 Schedule as "Base Bld." and are further described in the Architect's Memorandum and shown on the Plans. The Tenant Work is described in the August 29 Schedule as "Tenant Work" and is shown on the Plans.

16.2  "As of Right Work" and "As of Right Uses."
      ------------------------------------------
The Landlord represents, warrants, and covenants that the Guaranteed Site Plan Work can be done as a matter of right, without need for any zoning relief, subject to compliance with applicable building codes and other state laws.
Section 16.9.3 below sets forth the Tenant's rights if a building permit for the
--------------
Guaranteed Site Plan Work can not be obtained. The Landlord represents, warrants, and covenants that the Property can be used for the uses described in the section of the Architect's Memorandum entitled "Uses" (the "As of Right Uses") as a matter of right and that, as a matter of right, Tenant is entitled to a certificate of occupancy for the Building for the As of Right Uses.


      The Landlord acknowledges and agrees that the above representations, warranties and covenants are a material inducement for Tenant entering into this Lease, that Tenant is relying upon the same, and that, notwithstanding the definition of "Permitted Uses" set forth in Section 1.1 above or any other
                                            -----------
section of this Lease, the Landlord is solely responsible for ensuring that the Tenant has the right to use the Property for the As of Right Uses.


16.3  Landlord's Obligations to Perform the Work; Guaranty of Work.
      ------------------------------------------------------------

      16.3.1 The Landlord shall renovate the Property for the Tenant by performing the Guaranteed Site Plan Work and, if the Alternate 1 Site Plan is
approved by the Town, the Alternate 1 Site Plan Work.   Notwithstanding the
foregoing, as for any and all portions of the Guaranteed Site Plan Work which are Base Building Improvements and which may be duplicated by or inconsistent with the Alternate 1 Site Plan Work which are Base Building Improvements, the Landlord shall give the Tenant a choice at the time Landlord is preparing to do such duplicative or inconsistent work of either (i) having the Landlord perform such work at the Landlord's cost at the Guaranteed Site Plan Work stage and then having the Landlord perform the duplicative or inconsistent work at the Alternate 1 Site Plan Work stage at the Tenant's cost (notwithstanding Section
                                                                       -------
16.6 or anything else contained in this Lease to the contrary); or (ii) having
----
the Landlord defer the performance of such work pending approval of the Alternate 1 Site Plan by the Planning Board of the Town, in which case the deferred work shall automatically be deemed to be excluded for the purpose of determining Substantial Completion and Landlord's compliance with Performance Dates (notwithstanding Sections 16.9 or anything else contained in this Lease to
                       -------------
the contrary). If the Tenant chooses option (ii) above, the Tenant shall have the right to later change its decision and give the Landlord written notice to pursue option (i) instead but, in such a case, the work that had been deferred will continue to be excluded for the purpose of determining Substantial Completion and Landlord's compliance with Performance Dates.

      16.3.2  Landlord covenants and represents that the Work shall be completed in a good and workmanlike manner, using new materials except where otherwise stated in Exhibit C, and in compliance with all applicable laws
                    ---------
(except that Landlord makes no covenant or representation as to the compliance with laws of the Tenant Work Plans and Specifications or any material or other design or plan for the Tenant Work provided by Tenant or anyone acting for or on behalf of

Tenant).

      16.3.3 Landlord guaranties that the Work will be free of defects for a period of one year after Substantial Completion.

      16.3.4  Except as set forth in Section 6A.2, Section 18.3 and this
                                     ------------  ------------
Section 16.3, the Property is being delivered to Tenant  in "as is" condition.
------------

16.4  Architect, Plans and Specifications.
      ------------------------------------
Landlord and Tenant agree to use DiMella Shaffer as the architect for the Work provided, however, that Landlord and Tenant each reserve the right to change, at any time, to another architect reasonably acceptable to the other party if such party desiring the change is not reasonably satisfied with DiMella Shaffer due to a material default by DiMella Shaffer in the performance of its obligations. The Base Building Improvements shall be performed pursuant to certain final plans and specifications to be developed by Landlord and approved by Tenant ("Base Building Plans and Specifications") which approval shall not be unreasonably withheld or delayed if said final plans are consistent with the description and plans for the Base Building Improvements set forth in Exhibit C.
                                                                      ---------
During the course of construction, any shop drawings, change orders or other modifications which constitute a material change in the Base Building Plans and Specifications must be approved by Tenant which approval shall not be unreasonably withheld or delayed. The Tenant Work shall be performed pursuant to certain plans and specifications to be developed by Tenant and approved by Landlord (the "Tenant Work Plans and Specifications") which approval shall not be unreasonably withheld or delayed if said final plans and specifications are consistent with the description and plans for the Tenant Work set forth in Exhibit C. During the course of construction, any shop drawings, change orders
---------
or other modifications which constitute a material change in the Tenant Work must be approved by Landlord which approval shall not be unreasonably withheld or delayed. Landlord and Tenant agree to reasonably coordinate the Base Building Improvements and the Tenant Work. The Landlord and the Tenant agree to use reasonable efforts to approve the final Base Building Plans and Specifications by January 5, 1998 and the final Tenant Work Plans and Specifications by February 15, 1998.

16.5  Selection of the Contractor.  The Landlord shall select the contractor to
      ----------------------------
perform the Base Building Improvements and Tenant Work subject to the approval of the Tenant which approval shall not be unreasonably withheld or delayed provided, however, that Tenant may withhold approval if (i) the bid for the Tenant Work submitted by the contractor selected by Landlord is higher than the bid for the Tenant Work made by a contractor invited by Tenant to make a bid for the Work and (ii) the total bid for all the Work is no higher than the total bid for all the Work submitted by the contractor selected by the Landlord. Tenant shall be entitled to have access to all written bids, subcontractor lists, pricing and other materials in Landlord's possession which are relevant to Tenant making an informed decision regarding the selection of the contractor and the Landlord will give the Tenant prior notice and a reasonable opportunity to participate in all formal contractor interviews and meetings. In the bids submitted by contractors, the cost of the Tenant

Work must either be a fixed price or cost plus with a guarantied maximum and, in either case, the change order pricing (i.e. overhead and profit on change orders) must be specified in the bid approved by Tenant pursuant to this Section
                                                                         -------
16.5. Landlord and Tenant agree to use reasonable efforts to have a contractor
-----
selected by Landlord and approved by Tenant by January 15, 1998 recognizing that the selection and approval of the contractor will occur at a later date if the final Tenant Work Plans and Specifications have not been approved prior to said date. As stated in Section 16.4 above, the Landlord and the Tenant have agreed
                   ------------
to use reasonable efforts to approve the final Tenant Work Plans and Specifications by February 15, 1998. The failure to so approve the final Tenant Work Plans and Specifications by the earlier date of January 15, 1998 will not be deemed to be a Tenant Delay. Tenant shall approve the final form of the contract to be entered into with the selected contractor, which approval shall not be unreasonably withheld or delayed.

16.6  Payment of Costs.
      ----------------

      16.6.1  Payment of Costs of Work. For all of the Work, the Landlord agrees
              ------------------------
to pay for the following:


      (i) all out-of-pocket costs and expenses incurred by Landlord to third parties for the architectural work, engineering work, construction and installation of the Base Building Improvements;

     (ii) all out-of-pocket costs and expenses incurred by Landlord to third parties for the construction and installation of the Tenant Work (other than the Work described in (iii) below) up to a maximum aggregate amount for (i) and (ii) of One Million Six Hundred Eighty-Eight Thousand Four Hundred and 00/100 Dollars ($1,688,400.00) ("Tenant's Allowance"); and

    (iii) As for any Work to be done in connection with the heating, ventilating and air conditioning system other than the Base Building Work, the Landlord and Tenant shall split the third party out-of-pocket costs and expenses incurred by Landlord for such work on a 50/50 basis until Landlord and Tenant have each paid Fifty Thousand Dollars ($50,000.00) and, thereafter, Tenant shall be solely responsible for the payment of such costs and expenses for the remainder of said work. Tenant's portion of the cost of said work may be charged against the Tenant's Allowance.


Tenant agrees to pay for all cost and expenses of the Tenant Work in excess of Tenant's Allowance.

     16.6.2   Invoices; Payments. Tenant may send invoices to Landlord for all
              ------------------
Tenant's out-of-pocket expenses for architectural and engineering fees incurred by Tenant in connection with the Tenant Work and Landlord shall pay such fees and charge the payment against the Tenant's Allowance for the Work. As for all other amounts to be paid by Tenant for the Work,

Landlord shall bill Tenant for such amounts after Landlord has funded all of the amounts to be paid by the Landlord pursuant to Section 16.6.1 above. Tenant
                                               --------------
agrees to pay all such amounts promptly upon being billed therefor and such amounts may be paid at one time or from time to time in separate payments if Landlord so requests; provided that Tenant shall not pay for any work until it is actually installed. It is agreed that all such amounts payable by Tenant in connection with the Work shall be deemed Additional Rent under this Lease.


16.7  Tenant's Self-Funding Option. Notwithstanding anything contained herein to
      ----------------------------
the contrary, Tenant may elect, by sending written notice to Landlord within thirty (30) days of the date that this Lease is executed by Landlord and Tenant, to self fund the Tenant's Allowance; in which case, the annual rate of Base Rent for the Original Term set forth in Section 3.2 above will be reduced by Two and
                                   -----------
11/100 Dollars ($2.11) per rentable square foot of the Leased Premises (with the parties irrevocable agreeing that the Leased Premises contains 84,420 square feet of rentable floor space).


16.8  Substantial Completion "Substantial Completion" shall be deemed to occur
      ----------------------
when Landlord has received a Certificate of Occupancy for the Building and a certificate from the architect who has been overseeing the Work certifying that the Guaranteed Site Plan Work (except for all Guaranteed Site Plan Work which may have been deferred at the request of Tenant pursuant to Section 16.3 above)
                                                            ------------
has been substantially completed. A punch list shall be developed by Landlord and Tenant, and all punch list items (except for any Guaranteed Site Plan Work which may have been deferred at the request of Tenant pursuant to Section 16.3 above) shall be completed to the reasonable satisfaction of Tenant within 30 days of Substantial Completion subject to force majeure and Tenant Delays.


16.9  Performance Dates; Remedies.
      ----------------------------

      16.9.1  Performance Dates, Tenant Delay and Force Majeure Definitions. The
              -------------------------------------------------------------
"Permit Performance Date," "Substantial Completion Date," and "Outside Date" (as those terms are defined below) are the "Performance Dates." "Tenant Delay" shall mean any delay in the Guaranteed Site Plan Work caused, directly or indirectly, by any act or omission of Tenant or anyone acting by or on behalf of Tenant (including, without limitation, any architect or engineer in his or her capacity of working for Tenant). If a delay in the Guaranteed Site Plan Work is caused by Landlord and Tenant, only the portion of such delay attributable to the Tenant shall constitute a Tenant Delay. "Force majeure" shall include all matters beyond the reasonable control of Landlord but shall not include financial difficulties of the Landlord or any Guarantor or work stoppages or strikes due to non-payment by Landlord or the Guarantors. If the force majeure event is the insolvency of the contractor or any subcontractor or material default by the contractor or any subcontractor under its applicable contract or subcontract, then the Landlord shall use reasonable efforts to replace the insolvent or defaulting contractor or subcontractor. Landlord shall use reasonable efforts to give the Tenant prompt written notice of any and all force majeure events and Tenant Delays, and the Landlord cannot extend any calendar date set forth below for a Performance Date because of force majeure or a Tenant Delay unless the Landlord has given the

Tenant prompt written notice of the force majeure or Tenant Delay causing the extension and, in any event, such notice shall be prior to the calendar date which is being extended together with the Landlord's reasonable estimate of the extension required because of the force majeure or Tenant Delay. Any extension for force majeure or a Tenant Delay shall be only as long as is reasonably necessary to compensate for the delay caused by the force majeure or Tenant Delay.

      16.9.2  Scheduled Completion Date.  Landlord shall use  reasonable efforts
              -------------------------
to achieve Substantial Completion by September 1, 1998 or earlier if the Tenant requests an earlier date and if Substantial Completion is not achieved by the applicable date, the Landlord shall thereafter continue to use reasonable efforts to achieve Substantial Completion unless and until the Lease is terminated or the Tenant exercises the self-help right set forth in Section
                                                                    -------
16.9.4(b) below.  If Tenant requests an earlier date then Tenant shall be deemed
---------
to have waived any right to wait until September 1, 1998 to have the Term Commencement Date occur, Landlord shall be under no obligation to incur overtime costs or any other special, additional or extraordinary costs to achieve Substantial Completion by such earlier date, and such earlier date shall not change the Performance Dates in any way.

      16.9.3 Permit Performance Dates. At the Landlord's sole cost and expense, the Landlord shall (i) promptly file for and obtain by March 1, 1998, as such date may be extended for Tenant Delays, (the "Base Building Permit Performance Date") a building permit as required by the Town to construct the Guaranteed Site Plan Work which is classified on Exhibit C as being Base Building
                                      ---------
Improvement Work ( the "Base Building Permit"); and (ii) promptly file for and obtain by March 31, 1998, as such date may be extended for Tenant Delays, (the "Tenant Work Building Permit Performance Date") a building permit as required by the Town to construct the Guaranteed Site Plan Work which is classified on Exhibit C as being Tenant Work ( the "Tenant Work Building Permit"). The Base
---------
Building Permit and the Tenant Work Building Permit are hereinafter collectively referred to as the "Building Permits." In addition, the Landlord shall, at the Landlord's sole cost and expense, promptly file by January 30, 1998, as such date may be extended for Tenant Delays, an application with the Planning Board of the Town for the approval of the Alternate 1 Site Plan (the "Site Plan Application Filing Date"). At the Landlord's sole cost and expense, the Landlord shall use reasonably diligent efforts to have the Planning Board of the Town approve the Alternate 1 Site Plan; such efforts to include, without limitation, defending any appeal challenging the approval of the Alternate 1 Site Plan if approval is given. Notwithstanding anything which may be construed to the contrary, the Tenant acknowledges and agrees that the Site Plan Application Filing Date is a filing date only and Landlord is not making any representations, warranties or guaranties that the Alternate 1 Site Plan will be approved by the Planing Board of the Town. The Base Building Permit Performance Date, the Tenant Work Building Permit Performance Date, and the Site Plan Application Filing Date are hereinafter collectively referred to as the "Permit Performance Dates." The Tenant shall cooperate with the Landlord in obtaining the Building Permits and the Planning Board's approval of the Alternate 1 Site Plan. Without limiting the generality of the cooperation between Landlord and Tenant, the Tenant agrees, promptly after each request from Landlord, to provide Landlord with all information regarding Tenant and Tenant's operations as Landlord may need to file for and obtain the Building Permits and such other information, if any, needed for the approval process for the Alternate 1 Site Plan. Notwithstanding the foregoing, the Tenant shall not be liable for the payment of any costs or expenses in connection with obtaining the Building Permits or applying for the approval of the Alternate 1 Site Plan. In the event that the Base Building Permit is not obtained by the Base Building Permit Performance Date, the Tenant Work Building Permit is not obtained by the Tenant Work Building Permit Performance Date, or the application to approve the Alternate 1 Site Plan is not filed with the Planning Board of the Town by the Site Plan Application Filing Date, then the Tenant shall have the right to terminate this Lease by giving Landlord written notice of such termination within fifteen (15) days of the Permit Performance Date which was missed; whereupon the Landlord shall refund to the Tenant all pre-paid Base Rent and pay all of the out-of-pocket architectural and engineering costs incurred by the Tenant to third parties in connection with the Tenant Work as of the date of said termination (including, without limitation, the fees of the architect, DiMella Shaffer) and refund to Tenant all amounts (if any) that Tenant may have paid to Landlord for the Work pursuant to Section 16.6.2 above; whereupon this
                                          --------------
Lease shall terminate and the parties shall have no further recourse against one another.

      16.9.4  Failure to Meet Substantial Completion Date.
              --------------------------------------------
      If Substantially Completion is not achieved by November 1, 1998 as such date may be extended for force majeure and Tenant Delays (the "Substantial Completion Date") then the Tenant shall have the right to elect to exercise one of the following remedies by sending written notice to the Landlord and the Guarantors within fifteen (15) days of the Substantial Completion Date:


      (a) to have the Landlord continue to construct the Work, in which case the Landlord must give a credit to the Tenant towards the payment of Base Rent. Such credit shall be two days' worth of free Base Rent (at the rate of Base Rent set for the first Lease Year) for each day after the Substantial Completion Date that Substantial Completion was not achieved for a reason other than force majeure or Tenant Delay; or

      (b) Tenant shall have the right (but not the obligation) to exercise self-help to complete the Work and Tenant shall have the right to offset against the payment of Base Rent the reasonable out-of-pocket costs and expenses incurred by Tenant to third parties in connection with the Tenant taking over the Landlord's obligation to complete construction and installation of the Work and interest on funds advanced by Tenant to pay for such costs and expenses at the rate of nine percent (9%) per annum but excluding all amounts which Tenant was to pay if Landlord performed the Work (the "Off-Set Amount"). Notwithstanding the foregoing, Tenant agrees that Tenant's off-set right shall be limited so that in no event shall Tenant pay less Base Rent in any month than the lesser of the following: (a) the amount of Base Rent necessary to pay principal and interest payments to the holder of the first mortgage on the Leased Premises, if any, with a thirty (30) year amortization period at the interest rate being then charged by such holder pursuant to the loan documents executed in connection with such first mortgage; and (b) Base Rent which will fully repay Tenant for the Off-Set Amount by the scheduled expiration of the Original Lease Term. Prior to Tenant off setting any amount of Base Rent, Tenant shall provide Landlord with written notice of the Off-Set Amount together with reasonably detailed documentation supporting the calculation of the Off-Set Amount. In addition, Tenant shall promptly provide Landlord with such other information regarding the calculation of the Off-Set Amount as Landlord may reasonably request from time to time and Landlord or an independent, certified public accountant designated by Landlord shall have the right, during regular business hours and after giving ten (10) days' advance written notice to Tenant, to inspect and audit Tenant's books and records relating to the Off-Set Amount. If as a result of such audit, it becomes clear that an error was made in the calculation of the Off-Set Amount, then an appropriate adjustment shall be made promptly. If Tenant exercises the self-help right set forth above, Landlord shall assign to Tenant all of Landlord's rights under and to all plans and specifications, construction contracts, architect contracts and all other contracts which Landlord has in connection with the Work subject to any prior rights which Landlord may have previously assigned to any mortgage lender.

If the Tenant fails to elect a remedy by the Substantial Completion Date as aforesaid, then the Tenant shall be deemed to have elected the remedy set forth in Subsection (a) above. If the Tenant elects the self-help right set forth in
   --------------
subsection (b) as aforesaid, the Tenant shall not have any rights under
--------------
subsection (a) above or under Section 16.9.5 or Section 16.9.6 below.
--------------                --------------    --------------


     16.9.5     Failure to Meet Outside Date because of Force Majeure.  If,
                -----------------------------------------------------
because of force majeure, Substantial Completion is not achieved by March 1, 1999 as the same may be extended for Tenant Delays (the "Outside Date"), then the Tenant shall have the right to terminate this Lease by giving Landlord written notice of such termination within fifteen (15) days of the Outside Date; whereupon the Landlord shall refund to the Tenant all pre-paid Base Rent, this Lease shall terminate and the parties shall have no further recourse against one another. Notwithstanding the foregoing, this Section shall be null and void and of no force and effect if Tenant elected the self-help right set forth above.



     16.9.6     Failure to Meet Outside Date for a Reason Other than Force
                ----------------------------------------------------------
Majeure or Tenant Delay.  If Substantial Completion is not achieved by the
-----------------------
Outside Date for a reason other than force majeure (with Tenant Delays already being taken into account to determine the Outside Date) then, in addition to the Tenant's right to terminate the Lease and receive a refund of all pre-paid Base Rent as set forth above, the Landlord shall refund to the Tenant all amounts paid by the Tenant to the Landlord for the Work pursuant to Section 16.6.2 above
                                                            --------------
and the Landlord shall pay damages to the Tenant which shall be liquidated damages in an amount equal to two days' worth of Base Rent (with the Base Rent amount being the amount set in this Lease for the first Lease Year) for each day after the Substantial Completion Date up to and including the Outside Date that Substantial Completion is not achieved for a reason other than force majeure provided that

Landlord had used reasonable efforts to achieve Substantial Completion and the Guarantors have performed their obligations to pay for the portion of the Work to be funded by the Landlord as set forth below. Notwithstanding the foregoing, this Section shall be null and void and of no force and effect if Tenant elected the self-help right set forth above.


16.10     Guaranty.   By signing in their individual capacities below, Lewis
          --------
Heafitz, Neal Shalom and Donald Levine (collectively, the "Guarantors") hereby, jointly and severally, individually guaranty (i) the payment for and completion of the Work by the Landlord pursuant to the terms of this Lease; and (ii) the payment of liquidated damages to the Tenant by the Landlord pursuant to Section
                                                                        -------
16.9.6.
------

16.11     Other Terms.  The Landlord and the Tenant shall upon written notice to
          -----------
each other appoint construction representative who shall have the authority to act on their respective behalf. Tenant shall have reasonable access to the Leased Premises during all times when the Work is being performed to supervise the Work provided that such supervision is at Tenant's sole risk and shall not cause any interference with the progress of the Work. Tenant shall be given reasonable prior notice and an opportunity to attend all scheduled job meetings. To the actual knowledge of Landlord, Landlord has delivered to Tenant copies of all studies of the Property in Landlord's possession. Landlord does not have any actual knowledge of any defect in the Property other than the matters set forth in said studies. As used herein, the "actual knowledge" of the Landlord shall mean to the actual knowledge of Donald A. Levine, Lewis Heafitz, and Neal Shalom.


                    ARTICLE 17 - WARRANTY REGARDING BROKER
                                 -------------------------

          Tenant warrants that it was introduced to the Leased Premises by the party or parties named in the Definitions section of this Lease as the "Broker," and knows of no other Broker which was involved in this transaction in any way or is entitled to any brokerage commission or similar fee or charge in connection with this Lease. Tenant agrees to indemnify Landlord and the Broker (if any) against any costs incurred by either (including attorneys' fees) if the foregoing warranty is untrue. Landlord shall be responsible for paying the commission due the Landlord's Broker pursuant to separate agreements between Landlord and Landlord's Broker. Landlord's Broker shall be responsible for paying the commission due Tenant's Broker pursuant to a separate agreement between Landlord's Broker and Tenant's Broker.


                       ARTICLE 18 - HAZARDOUS MATERIALS
                                    -------------------

18.1 Tenant shall not (either with or without negligence) cause or permit the escape, disposal, release or threat of release of any biologically or chemically active or other Hazardous Materials (as said term is hereafter defined) on, in, upon or under the Leased Premises or the Site. Tenant shall not allow the generation, storage, use or disposal of Hazardous Materials in any manner not sanctioned by law or by the standards prevailing in the industry for the generation, storage, use and disposal of Hazardous Materials, nor allow to be brought into the Leased Premises or on to the Site any Hazardous Materials except for use in the ordinary course of Tenant's business. Hazardous Materials shall include, without limitation, any material or substance which is (i) petroleum, (ii) asbestos,
(iii) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act, 33 U.S.C. (S)1251 et seq. (33 U.S.C.
(S)1321) or listed pursuant to (S)307 of the Federal Water Pollution Control Act (33 U.S.C. (S)1317), (iv) defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recover Act, 42 U.S.C. 6901 et seq. (42 U.S.C. (S)6903), (v) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. (S)9601 et seq. (42 U.S.C. (S)9601), as amended, or (vi) defined as "oil" or a "hazardous waste", a "hazardous substance", a "hazardous material" or a "toxic material" under any other law, rule or regulation applicable to the Property, including, without limitation, Chapter 21E of the Massachusetts General Laws, as amended. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of Hazardous Materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges but only if the testing shows a release or threat of release of any Hazardous Materials and such release or threat of release is as a result of any act or omission of Tenant or any person acting under Tenant. In addition, Tenant shall execute affidavits, representations and the like, from time to time, at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of Hazardous Materials in the Leased Premises and the Site. In all events, Tenant shall indemnify and save Landlord harmless from any release or threat of release or the presence or existence of Hazardous Materials on, in, upon, or under the Leased Premises or the Site if caused by any act or omission of Tenant or any person acting under Tenant. As used in this Article, the phrase "any person acting under Tenant" shall include, without limitation, (i) any and all employees, directors, and officers of Tenant; and (ii) any and all agents, representatives, contractors, subcontractors, business invitees and guests of Tenant and their respective employees, directors, officers, agents, representatives, contractors, subcontractors, business invitees and guests. The within covenants and indemnity shall survive the expiration or earlier termination of the Lease Term of this Lease. Landlord expressly reserves the right to enter the Leased Premises to perform regular inspections.

18.2 Landlord hereby represents and warrants to the Tenant that, to the best of the Landlord's actual knowledge, as of the date hereof, the Leased Premises and the Site do not contain any Hazardous Materials other than the Hazardous Materials disclosed in the reports listed on Exhibit D (copies of
                                                       ---------
which have been provided to the Tenant), de minimus amounts of Hazardous Materials which are present in the ordinary course of the operation of the Property, and Hazardous Materials which are used in the ordinary course of the construction activities which may occurring on the Property. As used herein, the phrase "to the actual knowledge of the Landlord" shall mean to the actual knowledge of Donald A. Levine, Lewis Heafitz, and Neal Shalom. Landlord shall indemnify and save Tenant harmless from any release or threat of release or the presence or existence of Hazardous Materials on, in, upon, or under the Leased Premises or the Site if caused by any act or omission of Landlord or any person acting under Landlord. As used in this Article, the phrase "any person acting under Landlord" shall include, without limitation, (i) any and all employees, directors, and officers of Landlord; and (ii) any and all agents, representatives, contractors, subcontractors, business invitees and guests of Landlord and their respective employees, directors, officers, agents, representatives, contractors, subcontractors, business invitees and guests.

18.3 As part of the Landlord's obligations under this Lease regarding compliance with laws, the Landlord shall be responsible to the Tenant (at the Landlord's expense and not as part of the Operating Expenses) for the remediation, in compliance with all applicable laws, of any and all Hazardous Materials which may now or in the future during the Lease Term be present or released on, in, upon, or under the Leased Premises or the Site provided that neither the Tenant nor any person acting under the Tenant caused, by any act or
omission, any such presence or release of Hazardous Materials.   Without
limiting the generality of the foregoing, prior to and as a condition to Substantial Completion pursuant to Article 16, the Landlord shall, at the
                                   ----------
Landlord's sole expense, complete the asbestos remediation work described on Exhibit E attached hereto and deliver to the Tenant reasonable evidence from GZA
---------
Environmental, Inc. or another qualified environmental site assessment firm of the completion of such work.


                       ARTICLE 19 - FIRST EXTENSION TERM
                                    --------------------

19.1 Provided the Lease is then in full force and effect and further provided that Tenant is not then in default, beyond the expiration of any applicable grace periods, under any of the terms, covenants or conditions of the Lease on Tenant's part to be observed or performed, Tenant shall have the option to extend this Lease and the Lease Term for a first extended term (the "First Extension Term") of five (5) years commencing on the date next following the last day of the Original Lease Term and ending, unless sooner terminated pursuant to the terms, covenants or conditions of the Lease or pursuant to law, on the day immediately preceding the fifth (5th) anniversary of the commencement date of the First Extension Term, such option to be exercisable only by written notice given by Tenant to Landlord at least nine (9) months prior to the expiration of the Original Lease Term. If Tenant exercises such option in accordance with the provisions and limitations of this Article, this Lease and the Lease Term shall be extended for such term upon all of the then applicable terms, covenants and conditions contained in this Lease, except that the Base Rent for the entire First Extension Term shall be at an annual rate determined as set forth below, it being understood that such Base Rent shall be payable in equal monthly installments, in advance, just as in the case of the Original Lease Term.

19.2      The Base Rent for the First Extension Term shall be at the greater of
(i) the Base Rent at the end of the Original Lease Term or (ii) ninety-five percent (95%) of the then fair rental value for the Leased Premises for the First Extension Term, to be determined as follows: Landlord shall provide Tenant with Landlord's written designation of what it believes ninety-five percent (95%) of the fair rental value to be, indicating the Base Rent to be charged for the First Extension Term, such written designation to be sent to Tenant within thirty (30) days after receipt by Landlord of notice of Tenant's exercise of its option with respect to the First Extension Term. If Tenant disagrees with Landlord's designation and if the parties are otherwise unable to agree upon the fair rental value of the Leased Premises for the First Extension Term, then Tenant may initiate the following arbitration process to determine ninety-five percent (95%) of fair rental value ("Market Rent") by sending written notice thereof to Landlord within thirty (30) days after receipt of Landlord's written designation as to Market Rent. If Tenant fails to initiate this arbitration process as aforesaid, time being of the essence, then Landlord's designation of Market Rent (as set forth in Landlord's notice) shall be conclusive. In order to be effective Tenant's notice to Landlord initiating the arbitration process shall specify the name and address of the person designated to act as an appraiser on its behalf. Within fourteen
(14) days after the designation of Tenant's appraiser, Landlord shall give notice to Tenant specifying the name and address of the person designated to act as an appraiser on its behalf. If Landlord fails to notify Tenant of the appointment of its appraiser within the time above specified, then the appointment of the second appraiser shall be made in the same manner as hereinafter provided for the appointment of a third appraiser in a case where two appraisers are appointed hereunder and the parties are unable to agree upon such appointment. The two appraisers so chosen shall meet within ten (10) days after the second appraiser is appointed, and if, within fifteen (15) days after the second appraiser is appointed, the two appraisers shall not agree upon a determination, they shall together appoint a third appraiser. In the event of their being unable to agree upon such appointment within fifteen (15) days after the appointment of the second appraiser, the third appraiser shall be selected by the parties themselves if they can agree thereon with a further period of fifteen (15) days. If the parties do not so agree, then either party, on behalf of both and on notice to the other, may request such appointment by the American Arbitration Association (or any organization successor thereto) in accordance with its rules then prevailing.

Each party shall pay the fees and expenses of the one of the two original appraisers appointed by or for such party, and the fees and expenses of the third appraiser and all other expenses (not including the attorneys fees, witness fees and similar expenses of the parties which shall be borne separately by each of the parties) of the arbitration shall be borne by the parties equally.


     If a third appraiser is chosen as provided above, then the three appraisers shall collectively determine the Market Rent as provided in the last paragraph of this Section and render a written certified report of their determination to both Landlord and Tenant within fifteen (15) days after appointment of the third appraiser if such third appraiser is appointed pursuant to this Section.


     Each of the appraisers selected as herein provided shall be real estate brokers or appraisers and shall have at least ten (10) years experience in the leasing and renting of office space in first class office buildings in Middlesex County. In addition, the third appraiser (if any) shall be an independent party not affiliated in any way with either Landlord or Tenant.


     Each of the three appraisers shall indicate his view of ninety-five percent (95%) of the fair rental value. The number furthest from the middle number shall be disregarded and the remaining two numbers shall be averaged. The resulting average shall be deemed to be ninety-five percent (95%) of the fair rental value for purposes of this paragraph. If the middle number is equidistant from the two other numbers, the middle number shall be deemed to be ninety-five percent (95%) of the fair rental value for the purposes of this paragraph. Tenant may cancel its exercise of this option to extend the term of this Lease, if Tenant is dissatisfied with the determination of Market Rent through the foregoing arbitration process. In order to cancel its exercise of this option as aforesaid, Tenant must send written notice to Landlord within seven (7) days after the determination by the appraisers of Market Rent, and in such notice Tenant must state that it is so canceling its exercise of this extension option.


19.3 Time is of the essence with respect to the exercise of the option contained herein. Tenant shall not have the right to give any notice exercising such option after the expiration of the applicable time limitation set forth herein, and any notice given after such time limitation purporting to exercise such option shall be void and of no force or effect.


                       ARTICLE 20 - SECOND EXTENSION TERM
                                    ---------------------

20.1 Provided the Lease is then in full force and effect and further provided that Tenant is not then in default, beyond the expiration of any applicable grace periods, under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, Tenant shall have the option to extend this Lease and the Lease Term for a second extended term (the "Second Extension Term") of five (5) years commencing on the date next following the last day of the First Extension Term and ending, unless sooner terminated pursuant to the terms, covenants or conditions of the Lease or pursuant to law, on the day immediately preceding the fifth (5th) anniversary of the commencement date of the Second Extension Term, such option to be exercisable only by written notice given by Tenant to Landlord at least nine (9) months prior to the expiration of the First Extension Term.

20.2 If Tenant exercises such option in accordance with the provisions and limitations of this Article, this Lease and the Lease Term shall be extended for such term upon all of the then applicable terms, covenants and conditions contained in this Lease, except that the Base Rent for the entire Second Extension Term shall be at an annual rate determined as set forth below, it being understood that Base Rent shall be payable in equal monthly installments, in advance, just as in the case of the Original Lease Term. The Base Rent for the Extension Term shall be at the greater of (i) the Base Rent at the end of the First Extension Term or (ii) ninety-five percent (95%) of the then fair rental value for the Leased Premises for the Second Extension Term, to be determined as follows: Landlord shall provide Tenant with Landlord's written designation of what it believes ninety-five percent (95%) of the fair rental value to be, indicating the Base Rent to be charged for the Second Extension Term, such written designation to be sent to Tenant within thirty (30) days after receipt by Landlord of notice of Tenant's exercise of its option with respect to the Second Extension Term. If Tenant disagrees with Landlord's designation and if the parties are otherwise unable to agree upon ninety-five percent (95%) of the fair rental value of the Leased Premises for the Extension Term, then Tenant may initiate the following arbitration process to determine ninety-five percent (95%) of fair rental value ("Market Rent") by sending written notice thereof to Landlord within thirty (30) days after receipt of Landlord's written designation as to Market Rent. If Tenant fails to initiate this arbitration process as aforesaid, time being of the essence, then Landlord's designation of Market Rent (as set forth in Landlord's notice) shall be conclusive. In order to be effective Tenant's notice to Landlord initiating the arbitration process shall specify the name and address of the person designated to act as an appraiser on its behalf. Within fourteen (14) days after the designation of Tenant's appraiser, Landlord shall give notice to Tenant specifying the name and address of the person designated to act as an appraiser on its behalf. If Landlord fails to notify Tenant of the appointment of its appraiser within the time above specified, then the appointment of the second appraiser shall be made in the same manner as hereinafter provided for the appointment of a third appraiser in a case where two appraisers are appointed hereunder and the parties are unable to agree upon such appointment. The two appraisers so chosen shall meet within ten (10) days after the second appraiser is appointed, and if, within fifteen (15) days after the second appraiser is appointed, the two appraisers shall not agree upon a determination, they shall together appoint a third appraiser. In the event of their being unable to agree upon such appointment within fifteen (15) days after the appointment of the second appraiser, the third appraiser shall be selected by the parties themselves if they can agree thereon with a further period of fifteen (15) days. If the parties do not so agree, then either party, on behalf of both and on notice to the other, may request such appointment by the American Arbitration Association (or any organization successor thereto) in accordance with its rules then prevailing.


     Each party shall pay the fees and expenses of the one of the two original appraisers appointed by or for such party, and the fees and expenses of the third appraiser and all other expenses (not including the attorneys fees, witness fees and similar expenses of the parties which shall be borne separately by each of the parties) of the arbitration shall be borne by the parties equally.


     If a third appraiser is chosen as provided above, then such the three appraisers shall collectively determine the Market Rent as provided in the last paragraph of this Section and render a written certified report of their determination to both Landlord and Tenant within fifteen (15) days after appointment of the third appraiser if such third appraiser is appointed pursuant to this Section.


     Each of the appraisers selected as herein provided shall be real estate brokers or appraisers and have at least ten (10) years experience in the leasing and renting of office space in first class office buildings in Middlesex County. In addition, the third appraiser (if any) shall be an independent party not affiliated in any way with either Landlord or Tenant.


       Each of the three appraisers shall indicate his view of ninety-five percent (95%) of the fair rental value. The number furthest from the middle number shall be disregarded and the remaining two numbers shall be averaged.
The resulting average shall be deemed to be ninety-five percent (95%) of the fair rental value for purposes of this paragraph. If the middle number is equidistant from the two other numbers, the middle number shall be deemed to be ninety-five percent (95%) of the fair rental value for the purposes of this paragraph. Tenant may cancel its exercise of this option to extend the term of this Lease, if Tenant is dissatisfied with the determination of Market Rent through the foregoing arbitration process. In order to cancel its exercise of this option as aforesaid, Tenant must send written notice to Landlord within seven (7) days after the determination by the appraisers of Market Rent, and in such notice Tenant must state that it is so canceling its exercise of this extension option.


20.3 Time is of the essence with respect to the exercise of the option contained herein. Tenant shall not have the right to give any notice exercising such option after the expiration of the applicable time limitation set forth herein, and any notice given after such time limitation purporting to exercise such option shall be void and of no force or effect.


                       ARTICLE 21 - RIGHT OF FIRST OFFER
                       ---------------------------------

          Provided Tenant is not then in default, beyond the expiration of any applicable grace periods, under any of the terms, covenants or conditions of the Lease on Tenant's part to be observed or performed, it is agreed that if, at any time during the Lease Term, Landlord decides to offer the Property for sale to any third (3rd) party (which does not include any affiliate of Landlord or any party controlled by or under common control with Landlord), then Landlord will provide Tenant with a right of first offer, as follows:

          Landlord will provide Tenant with written notice (the "Notice of Sale") indicating that Landlord plans to offer the Property for sale and setting forth the terms on which Landlord intends to offer the Property for sale. The terms which Landlord will communicate to Tenant shall include at least the purchase price which Landlord intends to ask, the general time frame during which the sale is to be consummated and such other terms as Landlord has determined at that time shall be incorporated into the sales arrangements. Tenant shall have the right for five (5) business days from its receipt of Landlord's written Notice of Sale to provide Landlord with written notice ("Tenant's Notice of Election to Purchase") indicating its election to purchase the Property on the terms being offered by Landlord. Landlord and Tenant then will have a second (2nd) five (5) business day period to execute a Purchase and Sale Agreement formalizing the obligations of both parties on terms and conditions acceptable to both of them.


          If Landlord does not receive Tenant's written Notice of Election of Purchase within five (5) business days after Tenant's receipt of Landlord's Notice of Sale, or if both Landlord and Tenant have not both signed a Purchase and Sale Agreement for the purchase and sale of the Property within ten (10) business days after Tenant's receipt of Landlord's Notice of Sale, then, in either of such events, Landlord shall be free to offer the Property to any other prospective purchasers and to negotiate with them with respect to any and all terms and conditions of sale (including without limitation the purchase price), and thereafter Landlord shall be free to sell to any other purchaser the

Property on any terms and conditions, free of any claim by Tenant (provided only that Landlord's dealings with Tenant had been in good faith).


                                 [END OF PAGE]

                        [PAGE INTENTIONALLY LEFT BLANK]

     EXECUTED as an instrument under seal this ____ day of November, 1997.


WITNESS:                               LANDLORD:

                                       BISHOP/CLARK ASSOCIATES LIMITED
                                       PARTNERSHIP

                                       By: BISHOP/CLARK CORPORATION
                                       the sole General Partner



    ____________________               By:_________________________________
                                        Donald A. Levine, President


WITNESS:                        BISHOP 108 ASSOCIATES LIMITED
                                         PARTNERSHIP

                                By: BISHOP 108 CORPORATION
                                the sole General Partner



    _____________________              By:_________________________________
                                        Donald A. Levine, President



WITNESS:                               TENANT:


                                       LIFELINE SYSTEMS, INC.



______________________________
                                       By:_________________________________
                                        Name and Title:



                     [SIGNATURES CONTINUED ON TO NEXT PAGE]

     For the purpose of agreeing to the guaranty set forth in Section 16.10
                                                              -------------
only, the undersigned, being limited partners of the Landlord, hereby execute this Lease under seal and waive all surety ship defenses:


WITNESS:



_________________________        ________________________________________
                                 Donald Levine, individually


WITNESS:



                                 ________________________________________
__________________________        Lewis Heafitz, individually

WITNESS:



___________________________      ________________________________________
                                 Neal Shalom, individually

Lifeline Lease D6 November 11, 1997

                                  EXHIBIT A


                            DESCRIPTION OF THE LAND
                            -----------------------

                    EXHIBIT B - PLAN OF THE LEASED PREMISES

                             EXHIBIT C - THE WORK
The "Work" is described in and shown on the following:


     a. Four page document entitled "Allocation Between Base Building and Tenant Work" dated August 29, 1997 (the "August 29 Schedule"), a copy of which is attached hereto;

     b. A Memorandum dated November 10, 1997 to Levco, Attn: C. Kibbee from the architects, Frank DiMella and John Becker (the "Architect's Memorandum"), a copy of which is attached hereto; and

     c. The following plans prepared by DiMella Shaffer Associates, Inc. ("DiMella Shaffer") and referred to in the Architect's Memorandum described above (collectively, the "Plans") which are incorporated herein by reference but are not attached:

         L-1.0 Guaranteed Site Plan dated November 5, 1997 (hereinafter the
               "Guaranteed Site Plan")
         L-1.1 Site Plan - Alternate 1 dated November 5, 1997 (hereinafter the
               "Alternate 1 Site Plan")
         A-1.1 First Floor Plan dated November 10, 1997
         A-1.2 Second Floor Plan dated November 10, 1997
         A-4.0 Elevations dated October 20, 1997
         A-5.0 Clark Street View dated October 20, 1997

     Notwithstanding any numbers for floor area or any other dimensions shown on the Plans or set forth in the August 29th Schedule or the Architect's Memorandum, the Landlord and the Tenant irrevocable agree that, for the purpose of this Lease, the size of the Leased Premises is 84,420 square feet of rentable floor space. Nothing set forth in the Architect's Memorandum shall limit the portion of the Premises which the Tenant may devote to office use, to the extent permitted by applicable law.

                                   EXHIBIT D
            LIST OF ENVIRONMENTAL REPORTS REFERRED TO IN ARTICLE 18


     1. Letter from Donald J. Redpath, Associate Principal of GZA GeoEnvironmental, Inc., to Mr. Charles Kibbee dated September 19, 1997

     2. Report entitled "Level I Environmental Site Assessment and Limited Subsurface Investigation, 108 Clark Street, Framingham, Massachusetts" dated July 16, 1996 and prepared by Rizzo Associates, Inc. for Richard Scherr

     3. Report entitled "Environmental Site Assessment 108 Clark Street, Framingham, Massachusetts" dated January 1987 and prepared by Goldberg-Zoino Associates, inc. for Pension Benefit Fund, Inc.

                                   EXHIBIT E
                   GZA SCOPE OF WORK FOR ASBESTOS REMEDIATION

                                      51